As filed with the Securities and Exchange Commission on April 29, 2005.

                                                      1933 Act File No. 33-82270
                                                      1940 Act File No. 811-8672



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 14


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 15


                           USAA LIFE INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                 9800 Fredericksburg Road, San Antonio, TX 78288
               ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226

                              MARK S. HOWARD, ESQ.
                                   Secretary
                           USAA Life Investment Trust
                       9800 Fredericksburg Road, HO A-3-W
                              San Antonio, TX 78288
                      -------------------------------------
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective under Rule 485


___   immediately upon filing pursuant to paragraph (b)
_X_   on (May 1, 2005) pursuant to paragraph (b)
___   60 days after filing pursuant to paragraph (a)(1)
___   on (date) pursuant to paragraph  (a)(1)
___   75 days after filing pursuant to paragraph  (a)(2)
___   on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            Exhibit Index on Page 92

                                     Part A



                               Prospectus for the

            USAA Life Income Fund, USAA Life Growth and Income Fund,
        USAA Life World Growth Fund, USAA Life Diversified Assets Fund,
                      and USAA Life Aggressive Growth Fund

                            is included herein

[USAA EAGLE LOGO (R)]                                                 PROSPECTUS
                                                                     MAY 1, 2005


                        USAA LIFE INVESTMENT TRUST FUNDS


Table of CONTENTS
=======================================================================

OVERVIEW                                                             2
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USAA LIFE INCOME FUND                                                2
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USAA LIFE GROWTH AND INCOME FUND                                     8
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USAA LIFE WORLD GROWTH FUND                                         12
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USAA LIFE DIVERSIFIED ASSETS FUND                                   16
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USAA LIFE AGGRESSIVE GROWTH FUND                                    22
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FUND MANAGEMENT                                                     26
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PURCHASE OF FUND SHARES                                             27
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REDEMPTION OF FUND SHARES                                           27
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VALUATION OF FUND SHARES                                            28
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VALUATION OF SECURITIES                                             28
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DIVIDENDS AND DISTRIBUTIONS                                         29
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TAXES                                                               29
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GENERAL INFORMATION                                                 29
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FINANCIAL HIGHLIGHTS                                                30
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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES         35
-----------------------------------------------------------------------


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Shares of these Funds are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

As with other mutual funds, losing money is a risk of investing in these Funds. An investment in these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

USAA LIFE FUNDS
--------------------------------------------------------------------------------

OVERVIEW

USAA Investment Management Company (IMCO) manages these Funds. IMCO is an affiliate of United Services Automobile Association (USAA) and as of the date of this prospectus manages approximately $50 billion in total assets. For easier reading, IMCO will be referred to as "we" or "us" throughout this prospectus except as otherwise indicated.

EXCESSIVE SHORT-TERM TRADING

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. The USAA Life Funds have only two investors, two Separate Accounts of USAA Life Insurance Company. No other separate accounts of other insurance companies use the USAA Life Funds as funding vehicles for their variable insurance products. Because the USAA Life Funds receive a net order daily from the two Separate Accounts, there is little risk that the Separate Accounts will engage in excessive trading for their own accounts. Although there is a risk that contract holders of variable annuities and policy holders of variable insurance products could engage in excessive trading, USAA Life Insurance Company has adopted policies and procedures governing short-term excessive trading and exchanges for these contract and policy holders that are enforced at the Separate Account level. Despite efforts to prevent this excessive trading, there can be no assurance that USAA Life Insurance Company will be able to identify all those who employ such short-term strategies, or that USAA Life Insurance Company will be able to curtail their trading in every instance. Therefore, contract holders of variable annuities and policy holders of variable insurance products could be subject to lower performance and higher expenses as a result of undetected abusive trading practices. Because the USAA Life Funds have only two investors (the two Separate Accounts of USAA Life Insurance Company mentioned above), and the Separate Accounts have policies and procedures that govern such activity at the Separate Account level, the Board of Trustees has not adopted separate policies and procedures for the USAA Life Funds.

USAA LIFE INCOME FUND

OBJECTIVE

Maximum current income without undue risk to principal

INVESTMENT STRATEGY

The Fund's principal strategy is the investment of its assets primarily in U.S. dollar-denominated debt and income-producing securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes. The Fund's portfolio may consist of any of the following:

 o obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations
 o obligations of state and local governments and their agencies and instrumentalities
 o U.S. bank obligations, including certificates of deposit and banker's acceptances
 o Eurodollar obligations and Yankee obligations
 o mortgage-backed securities
 o collateralized mortgage obligations (CMOs)
 o commercial mortgage-backed securities (CMBSs)
 o CMBS interest only securities (CMBS IOs)
 o variable rate-demand notes
 o treasury inflation-protected securities (TIPS)
 o master demand notes

USAA Life Funds - 2

--------------------------------------------------------------------------------

 o asset-backed securities
 o convertible securities
 o corporate debt securities such as notes, bonds, and commercial paper
 o equity and debt securities of real estate investment trusts
 o equity securities
 o preferred stocks
 o synthetic instruments
 o other debt securities

The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

o Moody's Investors Service      o Standard & Poor's Ratings Group
o Fitch Ratings                  o Dominion Bond Rating Service Limited
o A.M. Best Co., Inc.

If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the statement of additional information.

If the rating of a security is downgraded below investment grade, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

In deciding which securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available. For common stocks, value involves selecting dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are interest rate risk, credit risk, prepayment risk, stock market risk, and management risk.

INTEREST RATE RISK
As a result of investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates.

 o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

 o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK
Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investor's return. All securities varying from AAA quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

 o Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

 o When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

 o Diversifying the Fund's portfolio by investing in a large number of small, unrelated risks rather than being exposed to a small number of large risks. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

PREPAYMENT RISK
As a result of investing in mortgage-backed securities, the Fund is subject to prepayment risk. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

STOCK MARKET RISK
Because this Fund may purchase equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK
The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

Other risks of the Fund include the risk of investing in real estate investment trusts (REITs) and mortgage-back securities and other securities issued by certain U.S. government sponsored enterprises.

REITS RISK
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

USAA Life Funds - 4

--------------------------------------------------------------------------------

U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK
While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation and are neither issued nor guaranteed by the U.S. Treasury.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
                    CALENDER YEAR       TOTAL RETURN
                         1996*               0.67%
                         1997               11.60%
                         1998                9.17%
                         1999               -5.17%
                         2000               14.00%
                         2001                7.21%
                         2002                7.95%
                         2003                4.92%
                         2004                3.81%

                   *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                            3-MONTH YTD TOTAL RETURN
                                -0.56% (3/31/05)

     BEST QUARTER**                                     WORST QUARTER**
     4.83% 3rd Qtr. 2001                           -4.24% 1st Qtr. 1996

    ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

ALL MUTUAL FUNDS MUST USE THE SAME FORMULA TO CALCULATE YIELD. THE FUND MAY ADVERTISE PERFORMANCE IN TERMS OF A 30-DAY YIELD QUOTATION. THE FUND'S 30-DAY YIELD FOR THE PERIOD ENDED DECEMBER 31, 2004, WAS 3.94%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS         1/5/95
--------------------------------------------------------------------------------
 USAA Life Income Fund            3.81%            7.54%             7.57%
--------------------------------------------------------------------------------
 Lehman Brothers U.S.
 Aggregate Bond Index*            4.34%            7.71%             7.70%

 * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS
There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended December 31, 2004, and are calculated as a percentage of average net assets. OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES THAT INVEST IN THE FUND SHOULD REFER TO THE PROSPECTUS FOR THE VARIABLE PRODUCT FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR PRODUCT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT OR POLICY. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                                TOTAL ANNUAL
  MANAGEMENT           DISTRIBUTION             OTHER             OPERATING
    FEES                (12B-1) FEES           EXPENSES            EXPENSES
--------------------------------------------------------------------------------
    .20%                  None                   .59%             .79%(a,b)

(a) Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

(b) USAA Life Insurance Company has voluntarily agreed to limit the Fund's annual operating expenses to 0.65% of the Fund's average net assets, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. This arrangement can be modified or terminated at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                       Actual Total Annual
     Total Annual                                      Operating Expenses
      Operating              Reimbursement                   After
      Expenses      From USAA Life Insurance Company      Reimbursement
   =========================================================================
       .79%                       .14%                       .65%

USAA Life Funds - 6

--------------------------------------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and you redeem all of your shares at the end of the periods shown.

        1 YEAR       3 YEARS           5 YEARS           10 YEARS
     ----------------------------------------------------------------
          $81         $252               $439               $978

PORTFOLIO MANAGER

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. Ms. Weinblatt has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to June 1998; and Neuberger & Berman from 1986 to 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the CFA Institute, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

                                                                  7 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE GROWTH AND INCOME FUND

OBJECTIVE

Capital growth and secondary objective of current income

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) as subadviser for the Fund. Wellington Management is responsible for investing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). The investment approach of the Fund is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high-quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Wellington Management will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. Wellington Management may also invest in nonconvertible debt securities and nonconvertible preferred stock.

While most of the Fund's assets will be invested in U.S. securities, Wellington Management may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In deciding which securities to buy and sell, Wellington Management will consider purchasing stocks that exhibit the following characteristics:

 o  superior market positions
 o  positive financial momentum accompanied by strong fundamentals
 o  sustainable revenue  and  earnings  growth
 o  high-quality  management  team
 o  attractive valuation

Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

As a temporary defensive measure because of market, economic, political, or other conditions, Wellington Management may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are stock market risk and management risk.

STOCK MARKET RISK
Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

USAA Life Funds - 8

--------------------------------------------------------------------------------

MANAGEMENT RISK
This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions.

Other risks of the Fund include the risks of investing in foreign securities and in real estate investment trusts (REITs).

FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

 o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

 o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

REITs RISK
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                  9 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDER YEAR   TOTAL RETURN
                         1996*          24.13%
                         1997           26.43%
                         1998            6.93%
                         1999           14.67%
                         2000            3.70%
                         2001           -5.89%
                         2002          -21.50%
                         2003           30.04%
                         2004           11.14%

               *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                            3-MONTH YTD TOTAL RETURN
                                -1.89 % (3/31/05)

          BEST QUARTER**                               WORST QUARTER**
         17.33% 4th Qtr. 1998                    -17.02% 3rd Qtr. 1998

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION
                                   PAST 1 YEAR   PAST 5 YEARS        1/5/95
--------------------------------------------------------------------------------
 USAA Life Growth and Income Fund     11.14%         2.06%           10.88%
--------------------------------------------------------------------------------
 Russell 3000(R) Index*               11.95%        -1.16%           11.99%

  *  The Russell 3000 Index  measures the performance  of the 3,000 largest U.S.
     companies   based  on  total  market   capitalization,   which   represents
     approximately 98% of the investable U.S. equity market.


FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS
There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the

USAA Life Funds - 10

--------------------------------------------------------------------------------

Fund. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended December 31, 2004, and are calculated as a percentage of average net assets. OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES THAT INVEST IN THE FUND SHOULD REFER TO THE PROSPECTUS FOR THE VARIABLE PRODUCT FOR A
DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR PRODUCT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT OR POLICY. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                                 TOTAL ANNUAL
  MANAGEMENT          DISTRIBUTION              OTHER              OPERATING
    FEES             (12B-1) FEES              EXPENSES             EXPENSES
--------------------------------------------------------------------------------
    .20%                None                     .32%                .52%(a)

 (a) Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.49%.

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and you redeem all of your shares at the end of the periods shown.

          1 YEAR       3 YEARS          5 YEARS         10 YEARS
       ---------------------------------------------------------------
           $53           $167             $291             $653

PORTFOLIO MANAGERS

The Fund is managed by Wellington Management using a team of investment professionals led by Matthew E. Megargel. The team is jointly responsible for the day-to-day management of the Fund's portfolio.

Matthew E. Megargel, CFA, is a senior vice president of Wellington Management and has served as portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

Jeffrey L. Kripke, is a vice president of Wellington Management and joined the firm as an investment professional in 2001. Mr. Kripke has been involved in the portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

Francis J. Boggan, CFA, is a vice president of Wellington Management and joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

Maya K. Bittar, CFA, is a vice president of Wellington Management and joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

                                                                 11 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE WORLD GROWTH FUND

OBJECTIVE

Long-term capital appreciation

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained MFS Investment Management
(MFS) to serve as subadviser for the Fund. MFS is responsible for managing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in equity securities of both foreign (including emerging market) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

There are no restrictions as to the types of businesses or operations of companies in which the Fund's assets may be invested, except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

MFS believes that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market with the convenience and liquidity of a mutual fund based in the United States.

MFS seeks to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries. These investments may include securities traded in the over-the-counter (OTC) markets.

MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

As a temporary defensive measure because of market, economic, political, or other conditions, MFS may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

STOCK MARKET RISK
Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK
This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions.

USAA Life Funds - 12

--------------------------------------------------------------------------------

FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

 o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

 o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Another risk of the Fund is the risk of investing in over-the-counter markets.

OVER-THE-COUNTER (OTC) MARKETS RISK
OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------


[BAR CHART]
                         CALENDER YEAR   TOTAL RETURN
                              1996*          21.12%
                              1997           14.08%
                              1998           11.46%
                              1999           30.93%
                              2000          -10.34%
                              2001          -17.15%
                              2002          -15.35%
                              2003           28.45%
                              2004           18.23%

                    *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                            3-MONTH YTD TOTAL RETURN
                                -0.88% (3/31/05)

          BEST QUARTER**                                    WORST QUARTER**
          20.19% 4th Qtr. 1998                        -18.36% 3rd Qtr. 1998

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION
                                PAST 1 YEAR     PAST 5 YEARS          1/5/95
--------------------------------------------------------------------------------
 USAA Life World Growth Fund       18.23%*         -0.93%              8.70%
--------------------------------------------------------------------------------
 Morgan Stanley Capital
 International (MSCI) -
 World Index**                     14.72%          -2.45%              8.12%

 * For the year ended December 31, 2004, USAA Life voluntarily reimbursed the Fund for commissions incurred on sales of securities related to USAA Life's redemption of Fund shares. Excluding that reimbursement, the Fund's total return would have been 18.14%.

 ** The Morgan Stanley Capital International, (MSCI) - World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS
There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor

USAA Life Funds - 14

--------------------------------------------------------------------------------

in the Fund. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended December 31, 2004, and are calculated as a percentage of average net assets. OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES THAT INVEST IN THE FUND SHOULD REFER TO THE PROSPECTUS FOR THE VARIABLE PRODUCT FOR A
DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR PRODUCT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT OR POLICY. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                                  TOTAL ANNUAL
   MANAGEMENT              DISTRIBUTION           OTHER            OPERATING
     FEES                  (12B-1) FEES          EXPENSES           EXPENSES
 ------------------------------------------------------------------------------
     .35%                    None                  0.80%            1.15%(a,b)

 (a) Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these reductions, the total annual operating expenses were 1.13%.

 (b) USAA Life Insurance Company has voluntarily agreed to limit the Fund's annual operating expenses to 0.95% of the Fund's average net assets, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. This arrangement can be modified or terminated at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                         Actual Total Annual
        Total Annual                                      Operating Expenses
         Operating              Reimbursement                   After
         Expenses       From USAA Life Insurance Company    Reimbursement
       ====================================================================
          1.15%                    .20%                          .95%

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and you redeem all of your shares at the end of the periods shown.

       1 YEAR         3 YEARS         5 YEARS           10 YEARS
     ---------------------------------------------------------------
        $117           $365            $633               $1,398

PORTFOLIO MANAGER

David R. Mannheim, senior vice president and global equity portfolio manager, has 20 years of investment management experience and has worked for MFS for 16 years. Mr. Mannheim holds a master's of science degree in management from the Massachusetts Institute of Technology and a bachelor's degree in economics from Amherst College.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

                                                                 15 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE DIVERSIFIED ASSETS FUND

OBJECTIVE

Long-term capital growth, consistent with preservation of capital and balanced by current income

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the equity portion of the Fund's assets.

The Fund's principal strategy is the investment of its assets in a diversified program within one mutual fund by allocating the Fund's assets, under normal market conditions, in the following target ranges: 50-70% FOR EQUITY SECURITIES AND 30-50% FOR DEBT SECURITIES AND MONEY MARKET INSTRUMENTS. The ranges allow for a variance within the investment categories.

From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, may in the long run potentially return less (and entail less market risk) than a mutual fund investing exclusively in stocks.

EQUITY SECURITIES
The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The equity securities will consist significantly of domestic common stocks and, to a much lesser extent, may include shares of real estate investment trusts (REITs). While most of the Fund's assets will be invested in U.S. securities, Wellington Management may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In deciding which equity securities to buy and sell, Wellington Management will consider purchasing stocks that exhibit the following characteristics:

 o  superior market positions
 o  positive financial momentum accompanied by strong fundamentals
 o  sustainable revenue and earnings growth
 o  high-quality  management team
 o  attractive valuation

Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

DEBT SECURITIES AND MONEY MARKET INSTRUMENTS
The fixed income component of the Fund will be made up of the same types of debt securities and money market instruments in which the USAA Life Income Fund may invest.

In deciding which debt securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

USAA Life Funds - 16

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are stock market risk, foreign investing risk, credit risk, interest rate risk, prepayment risk, and management risk.

STOCK MARKET RISK
Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

 o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

 o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

CREDIT RISK
Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investor's return. All securities varying from AAA quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

 o Investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

 o When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

 o Diversifying the Fund's portfolio by investing in a large number of small, unrelated risks rather than being exposed to a small number of large risks. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

INTEREST RATE RISK
As a result of investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates.

 o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

 o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                 17 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

PREPAYMENT RISK
As a result of investing in mortgage-backed securities, the Fund is subject to prepayment risk. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

MANAGEMENT RISK
The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions.

Another risk of the Fund includes the risk of investing in real estate investment trusts (REITs).

REITS RISK
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

USAA Life Funds - 18

--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR     TOTAL RETURN
                         1996*          14.30%
                         1997           20.70%
                         1998            9.63%
                         1999            7.58%
                         2000            4.02%
                         2001           13.36%
                         2002          -11.37%
                         2003           20.92%
                         2004            8.50%

                   *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


                            3-MONTH YTD TOTAL RETURN
                                -1.51% (3/31/05)

          BEST QUARTER**                               WORST QUARTER**
          11.09% 2nd Qtr. 2003                    -9.07% 3rd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS         1/5/95
--------------------------------------------------------------------------------
USAA Life Diversified Assets Fund     8.50%         6.52%            10.93%
--------------------------------------------------------------------------------
Russell 3000(R) Index*               11.95%        -1.16%            11.99%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index*                 4.34%         7.71%             7.70%
--------------------------------------------------------------------------------
Lipper Variable Annuity Balanced
Funds Average**                       7.93%         2.01%             9.09%+

 * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 ** The Lipper Variable Annuity Balanced Funds Average is the average performance level of all variable insurance product balanced funds as reported by Lipper Inc., an independent organization that monitors the performance of variable insurance product funds.

 + The performance of the Lipper Variable Annuity Balanced Funds Average is calculated with a commencement date of December 31, 1994, while the Fund's inception date is January 5, 1995. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                 19 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS
There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the Fund. The figures below show actual expenses, before reimbursement or credits from fee offset arrangement, during the past fiscal year ended December 31, 2004, and are calculated as a percentage of average net assets. OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES THAT INVEST IN THE FUND SHOULD REFER TO THE PROSPECTUS FOR THE VARIABLE PRODUCT FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR PRODUCT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT OR POLICY. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                                 TOTAL ANNUAL
   MANAGEMENT            DISTRIBUTION             OTHER           OPERATING
     FEES                (12B-1) FEES            EXPENSES          EXPENSES
 -----------------------------------------------------------------------------
     .20%                   None                   .43%              .63%(a)

 (a) Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these reductions, the total annual operating expenses were 0.61%.

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and you redeem all of your shares at the end of the periods shown.

           1 YEAR         3 YEARS            5 YEARS           10 YEARS
       --------------------------------------------------------------------
            $64             $202               $351               $786

PORTFOLIO MANAGERS

EQUITY SECURITIES

The Fund is managed by Wellington Management using a team of investment professionals led by Matthew E. Megargel. The team is jointly responsible for the day-to-day management of the Fund's portfolio.

Matthew E. Megargel, CFA, is a senior vice president of Wellington Management and has served as portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

Jeffrey L. Kripke, is a vice president of Wellington Management and joined the firm as an investment professional in 2001. Mr. Kripke has been involved in the portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

USAA Life Funds - 20

--------------------------------------------------------------------------------

Francis J. Boggan, CFA, is a vice president of Wellington Management and joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

Maya K. Bittar, CFA, is a vice president of Wellington Management and joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

DEBT SECURITIES AND MONEY MARKET INSTRUMENTS
Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund's investments in debt securities since May 2002. Ms. Weinblatt has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the CFA Institute, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and M.A. from the University of Pennsylvania and a B.A. from Radcliffe College.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

                                                                 21 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND

OBJECTIVE

Appreciation of capital

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser for the Fund. Marsico is responsible for investing the Fund's assets.

The Fund's principal strategy is the investment of its assets primarily in equity securities of large companies that are selected for their growth potential. The Fund will normally hold a core position of 35 to 50 common stocks. The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. While most of the Fund's assets will be invested in U.S. securities, Marsico may also invest up to 20% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

Marsico generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, Marsico may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs, which may adversely affect Fund performance.

In selecting investments for the Fund, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantatively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition.

USA Life Funds - 22

--------------------------------------------------------------------------------

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are stock market risk and management risk.

STOCK MARKET RISK
Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK
The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions.

An additional risk of the Fund includes the risk of investing in foreign securities.

FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

 o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

 o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

FLUCTUATION OF INVESTMENT VALUE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception while the table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                 23 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

[BAR CHART]
                         CALENDAR YEAR      TOTAL RETURN
                              1998*            20.14%
                              1999             94.34%
                              2000            -15.43%
                              2001            -23.44%
                              2002            -30.72%
                              2003             31.30%
                              2004             13.62%


                     *FUND BEGAN OPERATIONS ON MAY 1, 1997.


                            3-MONTH YTD TOTAL RETURN
                                -4.65% (3/31/05)

          BEST QUARTER**                                    WORST QUARTER**
          51.38% 4th Qtr. 1999                        -27.83% 3rd Qtr. 2001

           ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION
                                   PAST 1 YEAR      PAST 5 YEAR       5/1/97
--------------------------------------------------------------------------------
 USAA Life Aggressive Growth Fund      13.62%         -7.72%          8.33%
--------------------------------------------------------------------------------
 Russell 1000 Growth(R) Index*          6.30%         -9.29%          4.29%+

   * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   + The performance of the Russell 1000 Growth Index is calculated with a commencement date of April 30, 1997, while the Fund's inception date is May 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.


FEES AND EXPENSES

This summary is to assist you in understanding the various costs and expenses that you would pay directly or indirectly to invest in this Fund.

SHAREHOLDER TRANSACTIONS - DIRECT COSTS
There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, each variable insurance contract involves fees and expenses not described in this prospectus. For information regarding contract fees and expenses and any restrictions on purchases or allocations, see the accompanying contract prospectus.

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing. The following table and example are designed to assist participants in qualified plans that invest in the Fund in understanding the fees and expenses that they may pay as an investor in the

USAA Life Funds - 24

--------------------------------------------------------------------------------

Fund. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended December 31, 2004, and are calculated as a percentage of average net assets. OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES THAT INVEST IN THE FUND SHOULD REFER TO THE PROSPECTUS FOR THE VARIABLE PRODUCT FOR A
DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR PRODUCT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT OR POLICY. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES PROVIDED BELOW.

                                                                 TOTAL ANNUAL
  MANAGEMENT            DISTRIBUTION            OTHER              OPERATING
    FEES                (12B-1) FEES           EXPENSES             EXPENSES
 -----------------------------------------------------------------------------
    .50%                    None                 .79%              1.29%(a,b)

 (a) Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. Including these reductions, the total annual operating expenses were 1.25%.

 (b) USAA Life Insurance Company has voluntarily agreed to limit the Fund's expenses to 0.95% of the Fund's average net assets, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. This arrangement can be modified or terminated at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                           Actual Total Annual
    Total Annual                                            Operating Expenses
     Operating                 Reimbursement                       After
     Expenses         From USAA Life Insurance Company         Reimbursement
   ============================================================================
       1.29%                       .34%                             .95%

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return, the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and you redeem all of your shares at the end of the periods shown.

           1 YEAR           3 YEARS             5 YEARS         10 YEARS
        -------------------------------------------------------------------
            $131              $409                $708            $1,556

PORTFOLIO MANAGER

Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception date) through August 11, 1997.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

                                                                 25 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company (IMCO), to serve as the manager for the Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

   ----------------------------------------------------------------------------
   [ARROW] TOTAL  ASSETS  UNDER  MANAGEMENT  BY  USAA  INVESTMENT
           MANAGEMENT  COMPANY  APPROXIMATELY $50 BILLION AS OF MARCH 31, 2005
   ----------------------------------------------------------------------------

ADVISORY FEES

We provide investment management services to the Funds pursuant to an investment advisory agreement (Advisory Agreement). Under the Advisory Agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Trust's Board of Trustees (Board). Beginning with the semiannual report for the period ended June 30, 2005, a discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds will be available in the Funds' semiannual report to shareholders.

The USAA Life Aggressive Growth, USAA Life Diversified Assets, USAA Life Growth and Income, and USAA Life World Growth Funds use a "manager-of-managers" structure. We are authorized to select (with approval of the Funds' independent Board members) one or more subadvisers to manage the actual day-to-day investment of these Funds' assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of a Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the USAA Life Income Fund and the portion of the USAA Life Diversified Assets Fund that invests in fixed-income investments.

For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of monthly average net assets (ANA). For the Trust's most recent fiscal year ended December 31, 2004, the fee for the USAA Life Diversified Assets Fund, USAA Life Growth and Income Fund, and USAA Life Income Fund was equal to an annualized rate of 0.20% of each Fund's monthly ANA. With respect to the USAA Life Aggressive Growth Fund, the fee was equal to an annualized rate of 0.50% of the Fund's monthly ANA. With respect to the USAA Life World Growth Fund, the fee was equal to an annualized rate of 0.35% of the Fund's monthly ANA. We also provide services as principal underwriter and distributor related to selling the Funds' shares and receive no compensation for those services.

SUBADVISERS

We have entered into three investment subadvisory agreements (Subadvisory Agreements), one on behalf of the USAA Life Aggressive Growth Fund between IMCO and Marsico, another on behalf of the USAA Life Diversified Assets and USAA Life Growth and Income Funds between IMCO and Wellington Management, and the other on behalf of the USAA Life World Growth Fund between IMCO and MFS. Under these Subadvisory Agreements, Marsico, Wellington Management, and MFS provide day-to-day discretionary management of the Funds' assets (as allocated by IMCO) in accordance with the Funds' investment objectives, policies, and restrictions, subject to the general supervision of the Funds' Board and IMCO.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of March 31, 2005, had approximately $46 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer.

USAA Life Funds - 26

--------------------------------------------------------------------------------

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2005, Wellington Management had approximately $470 billion in assets under management.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2004, MFS had approximately $146.2 billion in assets under management.

Marsico, Wellington Management, and MFS are compensated by IMCO out of the management fees IMCO receives from the Funds.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission that permits us, subject to the conditions contained in the application as amended, including the approval of the Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Funds.

PURCHASE OF FUND SHARES

The Trust currently sells shares of the Funds in a continuous offering only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. Each separate account is divided into fund accounts, five of which invest in a corresponding Fund of the Trust, as directed by contract and policy owners. The fund accounts that purchase Trust shares do so at the net asset value per share (NAV) of the corresponding Funds, without a sales charge, next determined after the USAA Life Insurance Company receives instructions to invest from you or other contract and policy owners (such as making a premium payment) or after the operation of a contract or policy (such as deduction of fees and charges).

Investments in each Fund are credited to each corresponding fund account in the form of full and fractional shares of the designated Fund. The Funds do not issue share certificates. Initial and subsequent minimum premium payments allocated to one or more specific Funds are subject to the limits in the prospectuses of the variable annuity contract and variable life insurance policies.

REDEMPTION OF FUND SHARES

The fund accounts redeem shares of the appropriate Fund based on instructions by you or other contract and policy owners to receive back monies under a contract (such as surrendering a contract), or the operation of a contract (such as deduction of fees and charges). Fund accounts may redeem any of the Fund's shares on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received. However, if instructions are received after the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

The Fund will make payment for redeemed shares within seven days after the effective date of redemption. The amount received upon redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by a particular Fund.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

                                                                 27 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

VALUATION OF FUND SHARES

The price at which Fund shares are purchased and redeemed by separate accounts is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. Separate accounts buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the regular trading session of the NYSE (generally 4 p.m. Eastern Time.) The NYSE is closed on most national holidays and Good Friday.

         -----------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
         [ARROW] NAV PER SHARE  =  -----------------------------------
                                             NUMBER OF SHARES
                                               OUTSTANDING
         -----------------------------------------------------------------

VALUATION OF SECURITIES

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, we and the Funds' subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. Each subadviser has agreed to notify us of significant events they identify that may materially affect the value of a Fund's foreign securities. If we determine that a particular event would materially affect the value of a Fund's foreign securities, then we, under valuation procedures approved by the Funds' Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what a Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end  investment  companies other than  exchange-traded  fund
(ETFs) are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

USAA Life Funds - 28

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund pays net investment income dividends to separate accounts as shareholders at least once each year. Any realized net capital gains generally will be distributed at least annually. A Fund will make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

All net investment income dividends and realized capital gain distributions will be paid in the form of additional shares of that Fund at the NAV per share. The share price will be the NAV of a Fund's shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions paid by a Fund will reduce the NAV per share by the amount of the dividend or distribution.

TAXES

As mutual funds, the Funds themselves will not be subject to federal income tax provided they distribute all of their income and net capital gains for each taxable year in accordance with the Internal Revenue Code (Code). Because the Funds sell shares only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies, Code provisions applicable to separate accounts of variable insurance products apply. As such, you should refer to the accompanying prospectus that describes the variable annuity contract or variable life insurance policy, as applicable, for the federal income tax treatment of the contract or policy and distributions to you as a contract or policy owner and for the consequences of the Trust's failure to meet Code requirements.

GENERAL INFORMATION

The Funds offer shares only to USAA Life separate accounts to fund benefits under the variable annuity contracts and the variable life insurance policies that they offer. The Funds' Board of Trustees monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict.

To eliminate a conflict, a Fund's Board of Trustees may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

                                                                 29 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance over a five-year period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income dividends and realized capital gain distributions). Total returns presented for a Fund are net of the Fund's operating expenses but do not reflect deductions at the separate account or insurance annuity or contract level. Inclusion of these charges would reduce total return.

The information for the fiscal years ended December 31, 2004, 2003, and 2002, has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request. The information prior to fiscal year 2002 was audited by another independent registered public accounting firm.


USAA LIFE INCOME FUND

                                          YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------
                            2004      2003       2002       2001        2000
                         -------------------------------------------------------
Net asset value at
 beginning of period     $  10.84   $  10.78   $  10.61   $  10.43   $   9.14
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income       .55        .47        .61        .68a,d     .70
  Net realized and
   unrealized gain (loss)    (.16)       .06        .18        .04a,d     .59
                         -------------------------------------------------------
Total from investment
 operations                   .39        .53        .79        .72a,d    1.29
                         -------------------------------------------------------
Less distributions:

  From net investment
   income                    (.61)      (.47)      (.62)      (.54)        -
  From realized capital
   gains                       -          -          -          -          -
                         -------------------------------------------------------
Total distributions          (.61)      (.47)      (.62)      (.54)        -
                         -------------------------------------------------------
Net asset value at
 end of period           $  10.62   $  10.84   $  10.78   $  10.61   $  10.43
                         =======================================================
Total return (%)*            3.81       4.92      7.95       7.21       14.00

Net assets at end
 of period (000)         $ 23,910   $ 27,558   $ 26,252   $ 23,236   $ 13,500

Ratio of expenses
 to average
 net assets (%)**             .65b,c     .55b,c     .35b,c     .35b,c     .35b,c

Ratio of expenses
 to average net
 assets excluding
 reimbursements (%)**         .79c       .74c       .71c       .85c      1.15c

Ratio of net investment
 income to average
 net assets (%)**            4.18       4.51       5.67       6.32d      6.98

Portfolio turnover (%)      26.73      52.60      54.63      55.79      68.10


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown. Calculated using adjusted net assets and could differ from the Lipper reported return.

**  For the year ended December 31, 2004, average net assets were $24,448,000.

a   Calculated using average shares.

b Effective May 1, 2003, USAA Life voluntarily agreed to limit the Fund's expense ratio to 0.65% of the Fund's average net assets, before reductions of any expenses paid indirectly. Prior to this date, the voluntary expense limit for the Fund was 0.35%.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                               -          -        (.01%)      -           -

d In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 6.31%. None of the other numbers would have changed.

USAA Life Funds - 30

--------------------------------------------------------------------------------

USAA LIFE GROWTH AND INCOME FUND

                                         YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                            2004      2003       2002       2001        2000
                         -------------------------------------------------------
Net asset value at
 beginning of period     $  15.81   $  12.88   $  17.09   $  19.39   $  18.75
                         -------------------------------------------------------
Income (loss) from
 investment operations:

  Net investment income       .18        .13        .19        .24        .18
  Net realized and
   unrealized gain (loss)    1.57       3.58      (3.74)     (1.27)       .51
                         -------------------------------------------------------
Total from investment
 operations                  1.75       3.71      (3.55)     (1.03)       .69
                         -------------------------------------------------------
Less distributions:

  From net investment
   income                    (.12)      (.20)      (.24)      (.27)      (.01)
  From realized capital
   gains                     (.02)      (.58)      (.42)     (1.00)      (.04)
                         -------------------------------------------------------
Total distributions          (.14)      (.78)      (.66)     (1.27)      (.05)
                         -------------------------------------------------------
Net asset value
 at end of period        $  17.42   $  15.81   $  12.88   $  17.09   $  19.39
                         =======================================================
Total return (%)*           11.14      30.04     (21.50)     (5.89)      3.70

Net assets at end
 of period (000)         $ 64,572   $ 59,885   $ 48,375   $ 70,512   $ 77,746

Ratio of expenses
 to average
 net assets (%)**             .52a,b     .52a,b     .35a,b     .35a,b     .35a,b

Ratio of expenses
 to average net
 assets excluding
 reimbursements (%)**          -         .62b       .46b       .42        .40

Ratio of net investment
 income to average
 net assets (%)**            1.10        .89       1.16       1.31       1.36

Portfolio turnover (%)      76.90      70.39      88.68      25.63      20.19

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.

**  For the year ended December 31, 2004, average net assets were $60,685,000.

a Effective May 1, 2003, USAA Life voluntarily agreed to limit, the Fund's expense ratio to 0.60% of the Fund's average net assets, before reductions of any expenses paid indirectly. Prior to this date, the voluntary expense limit for the Fund was 0.35%.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.03%)     (.03%)       -         -          -

                                                                 31 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE WORLD GROWTH FUND

                                         YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                           2004        2003      2002       2001        2000
                         -------------------------------------------------------
Net asset value at
 beginning of period     $  11.70   $   9.19   $  10.98   $  13.41   $  15.97
                         -------------------------------------------------------
Income (loss) from
 investment operations:

  Net investment income       .12        .10        .11        .13        .12
  Net realized and
   unrealized gain (loss)    2.01       2.51      (1.80)     (2.43)     (1.75)
  Net increase from
   payments by USAA Life      .00c        -          -         -          -
                         -------------------------------------------------------
Total from investment
 operations                  2.13       2.61      (1.69)     (2.30)     (1.63)
                         -------------------------------------------------------
Less distributions:

  From net investment
   income                    (.13)      (.10)      (.10)      (.13)      (.12)
  From realized capital
   gains                       -         -          -          -         (.81)
                         -------------------------------------------------------

Total distributions          (.13)      (.10)      (.10)      (.13)      (.93)
                         -------------------------------------------------------
Net asset value
 at end of period        $  13.70   $  11.70   $   9.19   $  10.98   $  13.41
                         =======================================================

Total return (%)*           18.23d     28.45     (15.35)    (17.15)    (10.34)

Net assets at
 end of period (000)     $ 21,269   $ 24,748   $ 19,959   $ 25,234   $ 33,262

Ratio of expenses
 to average
 net assets (%)**             .95a,b     .86a,b     .65a,b     .65a,b     .65a,b

Ratio of expenses
 to average net
 assets excluding
 reimbursements (%)**        1.15b      1.87b      1.52b      1.11b       .83b

Ratio of net investment
 income to average
 net assets (%)**             .76        .96       1.12        .99        .82

Portfolio turnover (%)      50.12      58.38     121.54      49.27      38.37

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown. Calculated using adjusted net assets and could differ from the Lipper reported return.

**  For the year ended December 31, 2004, average net assets were $27,029,000.

a Effective May 1, 2003, USAA Life voluntarily agreed to limit the Fund's expense ratio to 0.95% of the Fund's average net assets, before reductions of any expenses paid indirectly. Prior to this date, the voluntary expense limit was 0.65%.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.02%)     (.01%)     (.01%)      -           -

c   Represents less than $0.01 per share.

d For the year ended December 31, 2004, USAA Life voluntarily reimbursed the Fund for commissions incurred on sales of securities related to USAA Life's redemption of Fund shares. Excluding that reimbursement, the Fund's total return would have been 18.14%.

USAA Life Funds - 32

--------------------------------------------------------------------------------

USAA LIFE DIVERSIFIED ASSETS FUND

                                       YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                            2004      2003        2002      2001       2000
                         -------------------------------------------------------
Net asset value at
 beginning of period     $  12.42   $  10.63   $  12.96   $  12.90   $ 12.41
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income       .27        .27        .32        .42a,d     .49
  Net realized and
   unrealized gain (loss)     .77       1.90      (1.69)      1.28a,d     .01
                         -------------------------------------------------------
Total from investment
 operations                  1.04       2.17      (1.37)      1.70a,d     .50
                         -------------------------------------------------------
Less distributions:

From net investment income   (.25)      (.38)      (.33)      (.48)      (.01)
From realized capital gains    -         -         (.63)     (1.16)        -
                         -------------------------------------------------------

Total distributions          (.25)      (.38)      (.96)     (1.64)      (.01)
                         -------------------------------------------------------
Net asset value
 at end of period        $  13.21   $  12.42   $  10.63   $  12.96   $  12.90
                         =======================================================
Total return (%)*            8.50      20.92     (11.37)     13.36       4.02

Net assets at end
 of period (000)         $ 51,848   $ 47,457   $ 38,976   $ 42,863   $ 33,610

Ratio of expenses
 to average
 net assets (%)**             .63b,c     .63b,c     .35b,c     .35b,c     .35b,c

Ratio of expenses
 to average net
 assets excluding
 reimbursements (%)**          -         .77c       .58c       .59c       .60c

Ratio of net investment
 income to average
 net assets (%)**            2.19       2.32       3.14       3.26d      3.70

Portfolio turnover (%)      56.47      55.52     111.63      41.62      61.98

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

**  For the year ended December 31, 2004, average net assets were $49,293,000.

a   Calculated using average shares.

b Effective May 1, 2003, USAA Life voluntarily agreed to limit the Fund's expense ratio to 0.75% of the Fund's average net assets, before reductions of any expenses paid indirectly. Prior to this date, the voluntary expense limit for the Fund was 0.35%.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                             (.02%)     (.02%)      -          -           -

d In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no impact on these amounts.

                                                                  33- Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND

                                         YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                           2004       2003       2002       2001       2000
                         -------------------------------------------------------

Net asset value at
 beginning of period     $  14.39   $  10.96   $  15.82   $  20.67   $  25.03
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss         .01       (.01)a     (.04)a     (.06)a     (.05)a
  Net realized and
   unrealized gain (loss)    1.95       3.44a     (4.82)a    (4.78)a    (3.81)a
                         -------------------------------------------------------
Total from investment
 operations                  1.96       3.43a     (4.86)a    (4.84)a    (3.86)a
                         -------------------------------------------------------
Less distributions:
  From realized capital
   gains                       -         -          -         (.01)      (.50)
                         -------------------------------------------------------
Net asset value at
 end of period           $  16.35   $  14.39   $  10.96   $  15.82   $  20.67
                         =======================================================

Total return (%)*           13.62      31.30     (30.72)    (23.44)    (15.43)

Net assets at end
 of period (000)         $ 20,598   $ 20,211   $ 15,841   $ 25,804   $ 69,242

Ratio of expenses
 to average
 net assets (%)**             .95b,c     .88b,c     .70b,c     .70b,c     .70b,c

Ratio of expenses
 to average net
 assets excluding
 reimbursements (%)**        1.29c      1.34c      1.18c      1.03c       .76c

Ratio of net investment
 (loss) to average
 net assets (%)**             .07       (.10)      (.34)      (.33)      (.20)

Portfolio turnover (%)      77.11      87.49     265.66     116.09      23.51

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total returns for the periods shown.

**  For the year ended December 31, 2004, average net assets were $19,360,000.

a   Calculated using average shares.

b Effective May 1, 2003, USAA Life voluntarily agreed to limit the Fund's expense ratio to 0.95% of the Fund's average net assets, before reductions of any expenses paid indirectly. Prior to this date, the expense limit for the Fund was 0.70%.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.04%)     (.03%)     (.01%)      -           -

USAA Life Funds - 34

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES AND TYPES OF SECURITIES IN WHICH ONE OR MORE FUND'S ASSETS MAY BE INVESTED:

AMERICAN DEPOSITARY RECEIPTS (ADRS)

Each Fund's assets (except for the USAA Life Income Fund) may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ASSET-BACKED SECURITIES

The USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

CONVERTIBLE SECURITIES

Each Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

EURODOLLAR OBLIGATIONS AND YANKEE OBLIGATIONS

A portion of the USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

FORWARD CURRENCY CONTRACTS

Each Fund (except for the USAA Life Income Fund) may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, a Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

GLOBAL DEPOSITARY RECEIPTS (GDRS)

Each Fund's assets (except for the USAA Life Income Fund) may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ILLIQUID SECURITIES

Up to 15% of each Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

INITIAL PUBLIC OFFERINGS (IPOS)

Each Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluc-

                                                                 35 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

tuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

LENDING OF SECURITIES

Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. A Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

MASTER DEMAND NOTES

The USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by a Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Fund's assets will be invested in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

MONEY MARKET INSTRUMENTS

A certain portion of each Funds' assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. Each Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

MORTGAGE-BACKED SECURITIES

The USAA Life Income and USAA Life Diversified Assets Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Mortgage-backed  securities  also include  collateralized  mortgage  obligations
(CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS
IOs), and mortgage dollar rolls.

USAA Life Funds - 36

--------------------------------------------------------------------------------

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

MUNICIPAL LEASE OBLIGATIONS

The USAA Life Income and the USAA Life Diversified Assets Funds' assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of

                                                                 37 - Prospectus

USAA LIFE FUNDS
--------------------------------------------------------------------------------

any management fees and other expenses paid by such other investment companies.

PERIODIC AUCTION RESET BONDS

The USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

Each Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

REAL ESTATE INVESTMENT TRUSTS (REITS)

Each Fund may invest a portion of its assets in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers, which pass the interest income on to its shareholders.

REPURCHASE AGREEMENTS

Each Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

SYNTHETIC INSTRUMENTS

The USAA Life Income and USAA Life Diversified Assets Funds' assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

Each Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury has guaranteed repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed


USAA Life Funds - 38

--------------------------------------------------------------------------------

to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

Each  Fund's  assets  may  be  invested  in  variable-rate   and   floating-rate
securities, which bear interest at rates that are adjusted periodically to market rates.

 o These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

 o Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

 o The market value of a variable-rate or floating-rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND  DELAYED-DELIVERY  SECURITIES

Each Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

 o Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

 o  The Fund does not earn interest on the securities  until settlement, and the
    market  value  of  the  securities  may   fluctuate  between   purchase  and
    settlement.

 o  Such securities can be sold before settlement date.

ASSET COVERAGE

Each Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund's will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

ADDITIONAL INFORMATION ABOUT EACH FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH EACH FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 39 - Prospectus

This prospectus provides prospective purchasers of variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company with basic information regarding the Funds before allocating premium payments to any Fund.

If  you  would  like  more   information   about  these  Funds,   you  may  call
1-800-531-4265 to request a free copy of the Trust's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Funds. Because these Funds are not publicly available and can only be purchased through certain variable annuity contracts and/or variable life insurance policies offered by USAA Life Insurance Company, they are not currently available on USAA's Web site, the Funds' SAI, annual, and semiannual reports are not available on the site as well. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. A complete description of the Funds' policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds' SAI.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


                INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR

                     USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------------

                                 TRANSFER AGENT

                           USAA Life Insurance Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------------

                                    CUSTODIAN

                       State Street Bank and Trust Company
                               225 Franklin Street
                          Boston, Massachusetts 02105




      [USAA EAGLE           WE KNOW WHAT IT MEANS TO SERVE (R)
       LOGO ]    ------------------------------------------------------
                 INSURANCE *  BANKING *  INVESTMENTS *  MEMBER SERVICES



                    Investment Company Act File No. 811-8672

                                     Part B



                   Statement of Additional Information for the

            USAA Life Income Fund, USAA Life Growth and Income Fund,
        USAA Life World Growth Fund, USAA Life Diversified Assets Fund,
                      and USAA Life Aggressive Growth Fund

                               is included herein

[USAA EAGLE LOGO (R)]   USAA LIFE                         STATEMENT OF
                        INVESTMENT TRUST                  ADDITIONAL INFORMATION
                                                          MAY 1, 2005


--------------------------------------------------------------------------------

         USAA Life Investment Trust ("Trust") is a registered investment company offering five funds available only through the purchase of certain variable annuity contracts and variable life insurance policies, of which are described in this statement of additional information ("SAI"): the Life Income Fund, Life Growth and Income Fund, Life World Growth Fund, Life Diversified Assets Fund and Life Aggressive Growth Fund. This SAI is not a prospectus, but should be read in conjunction with the prospectus for the USAA Life Investment Trust. The prospectus sets forth information that a prospective investor should know before investing. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the prospectus. This SAI and the prospectus are dated May 1, 2005, and may be amended from time to time.

         The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended December 31, 2004, are included in the accompanying annual report of that date and are incorporated herein by reference.

         You may obtain a free copy of the prospectus and an annual or semiannual report by writing USAA Life Insurance Company at 9800 Fredericksburg Road, San Antonio, Texas 78288, or by calling 1-800-531-4265.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
Page

2        General Information and History
2        Underwriter
2        Investment Adviser
3        Custodian
3        Transfer Agent
3        Independent Registered Public Accounting Firm
3        Legal Counsel
3        Valuation of Securities
4        Additional Information Regarding Redemption of Shares
4        Investment Policies and Techniques
11       Investment Restrictions
11       Portfolio Transactions
15       Description of Trust Shares
16       Certain Federal Income Tax Considerations
17       Trustees and Officers of the Trust
24       The Trust's Adviser
29       Portfolio Manager Disclosure
35       Portfolio Holdings Disclosure
36       Principal Holders of Securities
36       Financial Statements
36       Appendix A - Long-Term and Short-Term Debt Ratings

                         GENERAL INFORMATION AND HISTORY

         USAA Life Investment Trust (the "Trust") is a diversified open-end management investment company formed as a statutory trust under laws of the state of Delaware on July 20, 1994. The Trust was established by USAA Life Insurance Company ("USAA Life" or the "Company") to serve as an investment vehicle for premium payments received by the Company from the sale of variable annuity contracts (the "Contracts") funded through the Separate Account of USAA Life Insurance Company (the "Separate Account"). The Trust also serves as an investment vehicle for premium payments received by the Company from the sale of variable life insurance policies (the "Policies") funded through the Life Insurance Separate Account of USAA Life Insurance Company (the "Life Insurance Separate Account").

         The Trust is currently made up of five investment Funds: USAA Life Income Fund (the "Income Fund"), USAA Life Growth and Income Fund (the "Growth and Income Fund"), USAA Life World Growth Fund (the "World Growth Fund"), USAA Life Diversified Assets Fund (the "Diversified Assets Fund"), and USAA Life Aggressive Growth Fund (the "Aggressive Growth Fund"), collectively referred to herein as the "Funds." Each Fund represents a separate series of shares of beneficial interest in the Trust. Each share of beneficial interest issued with respect to an individual Fund represents a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liability and also its proportionate share of the general liabilities of the Trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933 (the "1933 Act"). This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC" or the "Commission") over the Trust's management or its investment policies or practices.

         In the future, the Trust may offer its shares to other separate accounts of USAA Life as well as unaffiliated life insurance companies to fund benefits under variable annuity contracts (contracts) and variable life insurance policies (policies). The Trust does not foresee any disadvantage to purchasers of variable contracts and policies arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interest of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust. If it becomes necessary for any separate account to replace shares of the Trust with another investment, the Trust may have to liquidate portfolio securities on a disadvantageous basis. At the same time, USAA Investment Management Company and the Trust are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

                                   UNDERWRITER

         USAA Investment Management Company ("USAA IMCO" or the "Adviser"), 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as principal underwriter for the Trust in the distribution of shares, pursuant to an Underwriting
Agreement, dated May 1, 2003. This agreement provides that USAA IMCO will receive no fee or other compensation for such distribution services and has not received any fees for its services as Underwriter for the past three years. USAA IMCO, an affiliate of USAA Life, is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

         USAA IMCO also serves as distributor of the Contracts and Polices funded by Trust shares. The Contracts and Policies are sold in a continuous offering by direct response through salaried sales account representatives who are appropriately licensed under state law to sell variable annuity contracts and variable life insurance policies and registered with the NASD as registered representatives and/or principals.

                               INVESTMENT ADVISER

         USAA IMCO, registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, is the investment adviser to the Trust.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian ("Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, each Fund's investments in foreign securities may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

                                 TRANSFER AGENT

         USAA Life, 9800 Fredericksburg Road, San Antonio, Texas 78288, the depositor of the Separate Account and the Life Insurance Separate Account, serves as transfer agent for the Trust pursuant to a Transfer Agent Agreement, as amended by a Letter Agreement, dated February 7, 1997, and as further amended February 18, 1998. USAA Life may be reimbursed for its expenses incurred in connection with providing services under the Transfer Agent Agreement.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the Trust's current independent registered public accounting firm for the Funds. In this capacity the firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

                                  LEGAL COUNSEL

         Foley & Lardner LLP, Washington Harbour, 3000 K Street N.W., Suite 500, Washington, D.C. 200075109, has passed upon the legal validity of the Funds' shares and has advised the Trust on certain federal securities law matters.

                             VALUATION OF SECURITIES

         Shares of each Fund are offered on a continuing basis to the Separate Account and the Life Insurance Separate Account through USAA IMCO. The offering price for shares of each Fund is equal to the current net asset value (the "NAV") per share. The NAV per share of each Fund is calculated by adding the value of each of the Fund's portfolio securities and other assets, deducting its liabilities, and dividing the remainder by the number of Fund shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (the "Exchange") is closed. The Exchange is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Adviser and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Adviser of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Adviser determines that a particular event would materially affect the value of a Fund's foreign securities, then the Adviser, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund's may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies other than exchange-traded funds (ETF's) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith at fair value using valuation procedures approved by the Funds' Board of Trustees. Valuing securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         The Trust  reserves the right to suspend the redemption of Trust shares
(1) for any periods during which the Exchange is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

         The prospectus describes certain fundamental investment objectives and certain investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve it objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

         Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

         The Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) Commercial Paper"). Section 4(2) Commercial

Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 ("1933 Act"). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         The Funds may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

         The Income and Diversified Assets Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser or the applicable Subadviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

         The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days ("Demand Feature Securities") and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors ("other securities") may be determined to be liquid for purposes of complying with SEC limitation applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Adviser or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees:
(1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Adviser or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Adviser or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Adviser or the applicable Subadviser will evaluate the credit quality of the party (the "Put Provider") issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Adviser or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

LENDING OF SECURITIES

         Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. A Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

FOREIGN SECURITIES

         The World Growth Fund may invest its assets without prescribed limit in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The Growth and Income, Diversified Assets, and Aggressive Growth Funds may invest up to 20% of their net assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
Investing in foreign securities poses unique risks: currency-exchange-rate fluctuations; foreign-market illiquidity; increased-price volatility; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

         Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

         Investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

FORWARD CURRENCY CONTRACTS

         Each Fund (except the Income Fund) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward currency contract is an agreement to purchase or sell a specific currency at a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncer-tain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Adviser and/or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser or the applicable Subadviser.

         Although a Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and may incur currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell that currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

          Each Fund may invest in securities that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

         Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

         Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily deposit adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

MORTGAGE-BACKED SECURITIES

         The Income and Diversified Assets Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

         The Income and Diversified Assets Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations
(CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS
IOs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

         CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

         SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

         In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

         The Income and Diversified Assets Funds may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Income and Diversified Assets Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

         On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

         The  weighted   average  life  of  such  securities  is  likely  to  be
substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

         Each Fund may invest its assets in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury has guaranteed repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         Because each Fund may invest a portion of its assets in equity securities of REITs, each Fund may also be subject to certain risks associated with direct investments in real estate. In addition, the Income Fund, Growth and Income Fund, and Diversified Assets Fund may invest their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Such investments would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES

         Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as indicated. They are considered to be fundamental policies of the Funds and may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

         Under the restrictions, each Fund may not:

         (1) Issue senior securities, except for borrowings described under restriction (6) and as permitted under the 1940 Act.

         (2) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

         (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

         (4) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

         (5) Purchase or sell commodities or commodities contracts.

         (6) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund will not purchase securities when its borrowings exceed 5% of its total assets.

         (7) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

         (8) Invest more than 25% of the value of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         With respect to each Fund's concentration policies as described, the Adviser and Subadvisers, where applicable, use various recognized industry classifications services including, but not limited to, industry classifications established by Standard & Poor's, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Adviser and Subadvisers also may include additional industries as separate classifications, to the extent applicable. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                             PORTFOLIO TRANSACTIONS

         The Adviser or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Adviser or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Adviser or the applicable Subadviser, better prices and execution are available elsewhere. In addition the Adviser or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Adviser and through affiliated brokers of the applicable Subadvisers. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly of indirectly with the Funds, the Adviser, or the applicable Subadviser are reasonable and fair. The Trust's Board of Trustees has authorized the Adviser or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Adviser or such Subadviser (or any entity or person associated with the Adviser or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Adviser and/or a Subadviser in connection with such underwritings. In addition, for underwritings where an Adviser and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

         In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide, research and brokerage services to the Adviser or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Adviser or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Adviser or the applicable Subadviser, it may tend to reduce the Adviser's or the applicable Subadviser's costs.

         In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Adviser or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Adviser or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Adviser or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Adviser or the applicable Subadviser), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Adviser or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Adviser or the applicable Subadviser), not all of such research may be used by the Adviser or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Adviser or the applicable Subadviser, and the expenses of the Adviser or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See "THE TRUST'S ADVISER."

         The Adviser or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Adviser or the applicable Subadviser considers whether the broker-dealer has generally provided the Adviser or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Adviser or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Adviser or the applicable Subadviser acts as the investment adviser (including affiliates of the Adviser or the applicable Subadviser). On occasions when the Adviser or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Adviser's or the applicable Subadviser's other clients, the Adviser or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended December 31, 2004, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of regular broker-dealers.

         REGULAR BROKER-DEALER              VALUE OF SECURITIES
                                              AS OF 12/31/04

Citigroup
  Income Fund                                   $   506,000
  Growth and Income Fund                        $ 1,679,000
  World Growth Fund                             $   307,000
  Diversified Assets Fund                       $ 1,412,000
  Aggressive Growth Fund                        $   854,000

Goldman Sachs
  World Growth Fund                             $   119,000
  Aggressive Growth Fund                        $   214,000

Merrill Lynch
  Growth and Income Fund                        $ 1,070,000
  Diversified Assets Fund                       $   562,000
  Aggressive Growth Fund                        $   312,000

UBS
  World Growth Fund                             $   345,000

Bank of America
  Growth and Income Fund                        $ 1,919,000
  Diversified Assets Fund                       $ 1,029,000

 JP Morgan Chase & Co.
  Income Fund                                   $   499,000
  Diversified Assets Fund                       $   499,000

BROKERAGE COMMISSIONS

         During the last three fiscal years ended December 31, the Funds paid the following amounts in brokerage commissions.

         FUND                           2004           2003           2002

         Income Fund                 $     210       $     535           N/A
         Growth and Income Fund      $ 114,984       $ 110,698       $ 169,309*
         World Growth Fund           $  40,716       $  39,973       $ 103,355*
         Diversified Assets Fund     $  62,002       $  55,921       $ 123,306*
         Aggressive Growth Fund      $  37,270       $  44,189       $ 107,735*

             * IN JUNE 2002 THE FUND CHANGED ITS INVESTMENT MANAGEMENT STRUCTURE TO A "MANAGER OF MANAGERS" POSITION. AS A RESULT OF THIS INVESTMENT MANAGEMENT CHANGE, THE FUND'S SUBADVISER REPOSITIONED THE PORTFOLIO TO BE MORE IN LINE WITH THEIR INVESTMENT STRATEGY BY SELLING CURRENTLY HELD SECURITIES AND PURCHASING NEW SECURITIES WITHIN THE FUND. THIS REPOSITIONING OF THE FUND'S PORTFOLIO LED TO AN INCREASE IN TRANSACTIONS AND RELATED BROKERAGE FEES IN 2002.

         During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services.

         The Adviser or the applicable Subadviser directed a portion of the Funds brokerage transactions to certain broker-dealers that provided the Adviser or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended December 31, 2004, such brokerage transactions and related commissions /underwriting concessions amounted to the following:

                            COMMISSIONS/UNDERWRITING         TRANSACTION
 FUND                              CONCESSIONS                 AMOUNTS

 Growth and Income Fund            $ 3,609                    $ 3,469,973
 Diversified Assets Fund           $ 1,998                    $ 1,864,142
 Aggressive Growth Fund            $ 2,243                    $ 1,523,274


PORTFOLIO TURNOVER RATES

         The rate of portfolio turnover in any of the Funds will not be a limiting factor when the Adviser or the applicable Subadviser deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund.

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

         For the last two fiscal years ended December 31, the Funds' portfolio turnover rates were as follows:

    FUND                                 2004               2003

    Income Fund                         26.73%             52.60%
    Growth and Income Fund              76.90%             70.39%
    World Growth Fund                   50.12%             58.38%
    Diversified Assets Fund             56.47%             55.52%
    Aggressive Growth Fund              77.11%             87.49%

                           DESCRIPTION OF TRUST SHARES

         The Trust is authorized to issue shares of beneficial interest in separate Funds. Five Funds are currently established. Under the Master Trust Agreement, as amended February 7, 1997, and as further amended February 18, 1998 ("Trust Agreement"), the Board of Trustees is authorized to create new Funds in addition to those already existing without shareholder approval.

         Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board of Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share of that Fund and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under Delaware law, the Trust is not required to hold annual or special meetings of shareholders and the Trust does not expect to hold any such meetings unless required by the 1940 Act. Special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. Also, the holders of an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting at any time for the purpose of voting to remove one or more of the Trustees.

         Pursuant to the Trust Agreement, any Trustee may be removed by the vote of two-thirds of the Trust shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Under the Trust's Bylaws, the Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less then 10% of the shares then outstanding. The Trust will assist in communicating to other shareholders about the meeting.

         The voting privileges of Contract Owners and Policy Owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts or Policies. USAA Life, as the owner of the assets in the Separate Account and Life Insurance Separate Account, will vote Fund shares that are held in the Separate Accounts to fund benefits under the Contracts and Policies in accordance with the instructions of Contract Owners and Policy Owners. This practice is commonly referred to as "pass-through" voting. USAA Life also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract or Policy for which no timely voting instructions are received, and any Fund shares held by USAA Life for its own account, in proportion to the voting instructions that it receives with respect to all Contracts and Policies participating in that Fund. This practice is commonly referred to as "mirror" or "echo" voting. If USAA Life determines, however, that it is permitted to vote any Fund shares in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

         On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. However, on matters affecting an individual Fund differently from the other Funds, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but that requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee. Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust.

         When issued, each Fund's shares are fully paid and nonassessable, have no pre-exemptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). Accordingly, a Fund will be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses), that it distributes to its shareholders, provided that the Fund at least 90% of its net investment income, net short-term capital gain (the excess of short-term capital gains over short-term capital losses), and net gains from foreign currency transactions (investment company taxable income) for the taxable year. (Distribution Requirement).

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and; (2) satisfy certain investment diversification requirements at the close of each quarter of the Fund's taxable year. Each of the Funds intends to continue to satisfy these requirements.

         Each Fund is subject to asset diversification requirements described by the U.S. Treasury Department under Section 1.817-5 of the Treasury Regulations. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Furthermore, each U.S. government agency or instrumentality is treated as a separate issuer. There are also alternative diversification requirements that may be satisfied by the Funds under the regulations.

         In addition, shares of each Fund may be owned only by (a) separate accounts of USAA Life (or other life insurance companies) (b) the general account of a life insurance company (or a corporate affiliate of such company), a separate account of which invests in the Fund, (c) USAA IMCO or an affiliate, in starting or managing a Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public), or (d) the trustee of a qualified pension or retirement plan.

         In addition to these rules, the Treasury has indicated that it might in the future issue a regulation or a revenue ruling on the issue of whether a variable contract owner is exercising impermissible "control" over the investments underlying a segregated asset account, thereby causing the income earned on a Contract or Policy to be taxed currently. This regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation or ruling is considered not to embody a new position.

         Each Fund intends to comply with the diversification requirements. If the Funds or a Fund should fail to comply with these diversification requirements, or fails to meet the requirements of Subchapter M of the Code, Contracts and Policies invested in the Funds would not be treated as annuity contracts or life insurance for income tax purposes under the Code. In that case, Contract Owners and Policy Owners would be taxed on the increases in value of any Contract or Policy that invested through the separate accounts of USAA
Life in a Fund that failed these tests for the period of failure and subsequently. Also, if the insured under a Policy died during a period of failure, a portion of the death benefit would be taxable to the recipient.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of the excise tax. The 4% excise tax does not apply where a Fund sells only to a separate account, in connection with a contract or policy, a trustee of a qualified pension or retirement plan, or a general account of a life company or an adviser that invests seed money of not more than $250,000 in the Fund.

         The ability of a Fund to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies, and debt securities denominated in foreign currencies, as well as certain other investments.

         The World Growth Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit USAA Life Insurance Company to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, USAA Life Insurance Company would include in its gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, USAA Life Insurance Company would be entitled to treat the foreign income taxes withheld as a credit against its U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, USAA Life Insurance Company could, if it were to its advantage, treat the foreign income taxes withheld as a deduction in computing taxable income rather than as a tax credit. USAA Life Insurance Company will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to it. It is anticipated that the Fund will make the Foreign Election.

         If the World Growth Fund invests in an entity that is classified as a Passive Foreign Investment Company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Board of Trustees consists of three Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including USAA IMCO, USAA Life, the Subadvisers, and any affiliates thereof.

         Set forth below are the Non Interested Trustees, Interested Trustee and officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

         Trustees and officers of the Trust who are employees of the Adviser or affiliated companies and are considered "interested persons" under the 1940 Act.

===================================================================================================================================
NAME, ADDRESS*    POSITION(S)      TERM OF        PRINCIPAL OCCUPATION(S) DURING              NUMBER OF             OTHER
AND AGE           HELD WITH        OFFICE** AND   PAST 5 YEARS                                PORTFOLIOS IN         DIRECTORSHIPS
                  TRUST            LENGTH OF                                                  FUND COMPLEX          HELD BY
                                   TIME SERVED                                                OVERSEEN BY           TRUSTEE/OFFICER
                                                                                              TRUSTEES/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

Kristi A. Matus   Trustee, Chair   Trustee since  President, Chief Executive Officer,         Five                  None
(37)              of the Board of  March 2004     Director, and Vice Chair of the Board
                  Trustees, and                   of Directors, USAA Life Insurance
                  President                       Company (3/04-present); Vice President,
                                                  Products & Regulatory  Management, USAA
                                                  Life  Insurance  Company (1/04-3/04);
                                                  Vice  President, Life Insurance Solutions,
                                                  USAA Life  Insurance  Company (9/02-1/04);
                                                  Executive Vice President and Chief Operating
                                                  Officer,  Thrivent Financial  Bank (6/01-9/02);
                                                  Managing Director,  AAL Member Credit Union
                                                  (10/99-5/01);  Service Team  Director,  AAL
                                                  (12/97-9/99).

====================================================================================================================================
NON INTERESTED INDEPENDENT TRUSTEES
====================================================================================================================================

Neil H. Stone     Trustee          Trustee since  Attorney (Associate), Gendry & Sprague,     Five                  None
(61)                               December 1994  P.C. (12/92-present).

------------------------------------------------------------------------------------------------------------------------------------
Dr. Gary W. West  Trustee          Trustee since  President, Radiation Oncology of San        Five                  None
(64)                               December 1994  Antonio, Professional Association
                                                  (12/94-present).
====================================================================================================================================

 * The address of each Interested and Non Interested Trustee is 9800 Fredericksburg Road, San Antonio, Texas 78288.

** The term of office for each trustee is fifteen (15) years or until the trustee reaches age 70. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

==================================================================================================================================
NAME, ADDRESS*        POSITION(S)     TERM OF          PRINCIPAL OCCUPATION(S) DURING            NUMBER OF       OTHER PUBLIC
AND AGE               HELD WITH       OFFICE AND       PAST 5 YEARS                              PORTFOLIOS IN   DIRECTORSHIPS
                      FUND            LENGTH OF                                                  FUND COMPLEX
                                      TIME SERVED                                                OVERSEEN BY
                                                                                                 TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Christopher W. Claus  Senior Vice     Senior Vice      President, Chief Executive Officer,       44              Director/Trustee
(44)                  President       President since  Director, and Chairman of the Board of                    of the USAA family
                                      February 2001    Directors, USAA Investment Management Company             of funds consisting
                                                       (IMCO) (12/04-present); President and Chief               of four registered
                                                       Executive Officer, Director, and  Vice                    investment compa-
                                                       Chairman of the Board of Directors, IMCO                  nies offering 38
                                                       (2/01-12/04): Senior Vice President,                      individual funds
                                                       Investment Sales and Service, IMCO
                                                       (7/00-2/01); Vice President, Investment Sales
                                                       and Service, IMCO  (12/94-7/00). Mr. Claus also
                                                       serves as President, Director/Trustee, and
                                                       Vice Chairman of the Boards of Director/Trustee
                                                       of the USAA family of funds consisting of four
                                                       registered investment companies offering 39
                                                       individual funds. Mr. Claus is also the President,
                                                       Director, and Chairman of the Board of Directors
                                                       of USAA Shareholder Account Services (SAS).

------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson   Vice President  Vice President   Senior Vice President, Fixed Income       44              None
(54)                                  since May 2002   Investments, IMCO (9/02-present); Vice
                                                       President, Fixed Income Investments, USAA
                                                       IMCO (5/02-9/02); Vice President, Mutual
                                                       Fund Portfolios, IMCO, (12/99-5/02).
                                                       Mr. Gladson also holds the officer position
                                                       of Vice President of the USAA family
                                                       of funds consisting of four registered
                                                       investment  companies offering 39
                                                       individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Stuart Wester (57)    Vice President  Vice President   Vice President, Equity Investments, IMCO  44              None
                                      since May 2002   (1/99-present). Mr. Wester also holds the
                                                       officer position of Vice President of the
                                                       USAA family of funds registered investment
                                                       companies offering 39 individual funds.

====================================================================================================================================

* The address of each interested officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

====================================================================================================================================
NAME, ADDRESS*        POSITION(S)     TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING                NUMBER OF        OTHER PUBLIC
AND AGE               HELD WITH       AND LENGTH OF    PAST 5 YEARS                                  PORTFOLIOS IN    DIRECTORSHIPS
                      FUND            TIME SERVED                                                    FUND COMPLEX
                                                                                                     OVERSEEN BY
                                                                                                     TRUSTEE/OFFICER

====================================================================================================================================
Russell A. Evenson    Vice President  Vice President   Senior Vice President, Chief Life Actuary,    Five             None
(57)                                  since December   USAA Life Insurance Company (USAA Life)
                                      2001             (4/01-8/01, 9/02-present); Senior Vice
                                                       President, Actuarial & Marketing, USAA Life
                                                       (9/01-8/02); Senior Vice President, Benefit
                                                       & Production Solutions, Aid Association for
                                                       Lutherans (5/99-3/01).

------------------------------------------------------------------------------------------------------------------------------------

David M. Holmes       Treasurer       Treasurer since  Senior Vice President, Life Underwriting,     44               None
(44)                                  December 2002    USAA Life (11/04-present); Senior Vice
                                                       President, Life/IMCO/ Financial Planning
                                                       Services  Insurance Agency, Inc. (FPS)
                                                       Senior Financial Officer, USAA (12/02-11/04);
                                                       Senior Vice President, Senior Financial
                                                       Officer, USAA IMCO (6/01-12/02); and Vice
                                                       President, Senior Financial Officer, USAA
                                                       Real Estate Company (RealCo) (12/97-5/01).
                                                       Mr. Holmes  also holds the officer position
                                                       of Senior Vice  President, Senior  Financial
                                                       Officer and Treasurer of USAA Life,  IMCO,
                                                       SAS, FPS, USAA Financial Advisors, Inc. (FAI);
                                                       and Treasurer of the USAA family of funds,
                                                       consisting  of four registered  investment
                                                       companies  offering 39  individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Mark S. Howard (41)   Secretary       Secretary since  Senior Vice President, Life/IMCO/FPS General  44               None
                                      August 2003      Counsel, USAA (10/03-present); Senior Vice
                                                       President, Securities Counsel, USAA (12/02-10/03);
                                                       Senior  Vice President, Securities Counsel &
                                                       Compliance, IMCO (1/02-12/02); Vice
                                                       President, Securities Counsel & Compliance,
                                                       IMCO (7/00-1/02);  and Assistant Vice
                                                       President,   Securities  Counsel, USAA (2/98-
                                                       7/00). Mr. Howard  also holds the officer
                                                       positions of Senior Vice President, Secretary
                                                       and Counsel of USAA Life, IMCO, SAS, FPS and
                                                       FAI;  and Secretary  of the USAA  family
                                                       of funds,  consisting  of four registered
                                                       investment companies  offering 39 individual
                                                       funds.

===================================================================================================================================

 * The address of each officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

====================================================================================================================================
NAME, ADDRESS*        POSITION(S)     TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING                NUMBER OF        OTHER PUBLIC
AND AGE               HELD WITH       AND LENGTH OF    PAST 5 YEARS                                  PORTFOLIOS IN    DIRECTORSHIPS
                      FUND            TIME SERVED                                                    FUND COMPLEX
                                                                                                     OVERSEEN BY
                                                                                                     TRUSTEE/OFFICER

====================================================================================================================================

Eileen M. Smiley (45) Assistant       Assistant        Vice President, Securities Counsel, USAA      44               None
                      Secretary       Secretary since  (2/04-present); Assistant Vice President,
                                      February 2003    Securities Counsel, USAA  (1/03-2/04);
                                                       Attorney, Morrison  &  Foerster, LLP
                                                       (1/99-1/03).  Ms.  Smiley also holds the
                                                       officer positions of Vice  President and
                                                       Assistant  Secretary  of  IMCO, FPS and
                                                       FAI; and  Assistant  Secretary of the USAA
                                                       family  of funds, offering 39 individual funds.


------------------------------------------------------------------------------------------------------------------------------------

Roberto Galindo, Jr.  Assistant       Assistant        Assistant Vice President, Portfolio           44               None
(44)                  Treasurer       Treasurer since  Accounting/Financial Administration, USAA
                                      December 2002    (12/02-present); Assistant Vice  President,
                                                       Mutual Fund Analysis &  Support, IMCO
                                                       (10/01-12/02);  Executive Director, Mutual
                                                       Fund Analysis & Support,  IMCO (6/00-10/01);
                                                       Director,  Mutual Fund Analysis, IMCO
                                                       (9/99-6/00).  Mr. Galindo also holds the
                                                       officer  position of Assistant Treasurer
                                                       for the USAA family of funds consisting of
                                                       four registered investment companies offering
                                                       39 individual funds.

====================================================================================================================================

* The address for each officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

====================================================================================================================================
NAME, ADDRESS*        POSITION(S)     TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING                NUMBER OF        OTHER PUBLIC
AND AGE               HELD WITH       AND LENGTH OF    PAST 5 YEARS                                  PORTFOLIOS IN    DIRECTORSHIPS
                      FUND            TIME SERVED                                                    FUND COMPLEX
                                                                                                     OVERSEEN BY
                                                                                                     TRUSTEE/OFFICER

====================================================================================================================================

Jeffrey D. Hill (37)  Chief           Chief            Assistant Vice President,  Mutual Funds       44               None
                      Compliance      Compliance       Compliance, USAA (9/04-present); Assistant
                      Officer         Officer since    Vice President, Investment  Management
                                      September 2004   Administration & Compliance, USAA (12/02-9/04);
                                                       Assistant Vice President, Investment Management
                                                       Administration & Compliance, IMCO (9/01-12/02);
                                                       Senior Manager, Investment Management Assurance
                                                       and Advisory Services, KPMG LLP (6/98-8/01).
                                                       Mr. Hill also holds the officer  position of
                                                       Chief  Compliance  Officer of the USAA family
                                                       of  funds a registered  investment company
                                                       offering 39 individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Layne C. Roetzel (47) AML Compliance  AML Compliance   Assistant Vice President, Compliance and      Five             None
                      Officer         Officer since    Privacy,  USAA Life (2/02-present);
                                      August 20, 2003  Assistant Vice President, Accounting and
                                                       Compliance,  USAA Life (2/02-12/00); Assistant
                                                       Vice President, Plans & Administration, USAA
                                                       Life (12/00-5/98).

====================================================================================================================================

 * The address for each officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

COMMITTEES OF THE BOARD OF TRUSTEES

         The Board of Trustees typically conducts regular meetings four times a year to review the operations of the Funds in the Trust. During the Funds' most recent full fiscal year ended December 31, 2004, the Board of Trustees held meetings four times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Trust has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between meetings of the Board of Trustees, and while the Board is not in session, the Executive committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Matus and Stone are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee consults with the Trust's independent public accountants from time to time regarding financial and accounting matters pertaining to the Trust and meet with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Trustees West and Stone are members of the Audit Committee. During the Funds' most recent full fiscal year ended December 31, 2004, the Audit Committee met two times.

         PRICING AND INVESTMENT COMMITTEE: During intervals between meetings of the Board of Trustees, the Pricing and Investment Committee reviews each Fund's investment related issues and other matters, and confers with USAA IMCO at such times and as to such matters as the Committee members deem appropriate. Trustees Matus, Stone, and West, are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended December 31, 2004, the Pricing and Investment Committee met four times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Stone and West are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended December 31, 2004, the Corporate Governance Committee met three times.

         Shares of these Funds are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company, which none of the Trustees own. Therefore, the Trustees do not hold any individual shares of the USAA Life Investment Trust Funds, and do not own any shares beneficially through contracts or policies. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust, the Adviser, or any Subadviser.

         No compensation is paid by any Fund to any Trustee who is a director, officer, or employee of USAA Life, the Adviser or its affiliates, or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. Trustees' fees consist of an annual retainer of $6,500 for serving on the Board of Trustees, an annual retainer of $500 for serving on one or more committees of the Board of Trustees, and a $500 fee for each regular or special Board meeting will be paid to each Trustee who is not an interested person of the Trust, presently Trustees Stone and West. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Adviser or any Subadviser. The Board of Trustees generally meets quarterly to review the operations of the Funds.

         The following table sets forth the compensation of the Trustees for their services as Trustees for the Trust's most recently completed fiscal year ended December 31, 2004:

                                           AGGREGATE
                                          COMPENSATION
                                         FROM THE TRUST
    INTERESTED TRUSTEE

     Kristi A. Matus (a)                     None

    NON INTERESTED TRUSTEE

     Neil H. Stone                           $10,000
     Gary W. West                            $10,000

     (A) TRUSTEE MATUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, USAA IMCO, AND, ACCORDINGLY, RECEIVED NO REMUNERATION FROM THE TRUST.


                               THE TRUST'S ADVISER

         As  described  in the Funds'  prospectus,  USAA IMCO is the Adviser for each Fund. The Adviser, organized in May 1970 is a wholly owned indirect subsidiary of United Services Automobile Association ("USAA"), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Life Investment Trust from its inception.

         In addition to providing investment advice to the Trust, the Adviser advises and manages the investments of USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (USAA family of funds). As of the date of this SAI, total assets under management by the Adviser were approximately $50 billion, of which approximately $30 billion are in mutual fund portfolios.

THE ADVISORY AGREEMENT

         The Adviser provides investment management and advisory services to the Funds pursuant to an Investment Advisory Agreement dated October 31, 2002, (the "Advisory Agreement"). The Advisory Agreement authorizes the Adviser to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Adviser has entered into one or more Investment Subadvisory Agreements (the "Subadvisory Agreements") for four of these Funds. Under the Advisory Agreement, the Adviser is responsible for monitoring the services furnished pursuant to the Subadvisory Agreement and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Adviser manages certain portfolio assets for certain of these Funds, as described in the Prospectus.

         For the services under the Advisory Agreement, each Fund has agreed to pay the Adviser a fee computed as described under Fund Management in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Adviser compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates.

         For the last three fiscal years ended December 31, USAA IMCO received the following investment advisory fees:

    FUND                          2004           2003              2002

    Income Fund                $  48,892       $  59,305        $  46,217
    Growth and Income Fund     $ 121,692       $ 102,131        $ 117,728
    World Growth Fund          $  94,973       $  73,878        $  49,591
    Diversified Assets Fund    $  98,713       $  82,559        $  86,297
    Aggressive Growth Fund     $  96,781       $  89,385        $ 100,158

         The Advisory Agreement will remain in effect with respect to a Fund until July 31, 2005. Thereafter, the Advisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the non-interested trustees and (i) by a majority of all trustees or (ii) by a vote of a majority of the outstanding shares of that Fund. A Fund may terminate the Advisory Agreement, without penalty, by a vote of the Board of Trustees or a majority of the Fund's outstanding voting securities upon 60 days' written notice to USAA IMCO. USAA IMCO may at any time terminate the Advisory Agreement, without penalty, upon 60 days' written notice to that Fund. The Advisory Agreement automatically will terminate without penalty in the event of its assignment as such term is defined in Section 2(a)(4) of the 1940 Act.

SUBADVISORY AGREEMENTS

         The Adviser has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Adviser and the Board.

         The Board agreed to continue on May 21, 2003, each Subadvisory Agreement. Thereafter, each Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the non-interested trustees and by a majority of all trustees. Each Fund may terminate its Subadvisory Agreement, without penalty, by a vote of a majority of the non-interested trustees or by vote of a majority of the outstanding shares of the Fund, without penalty, on not more than 60 days' written notice to USAA IMCO and the subadviser. USAA IMCO may at any time terminate a Subadvisory Agreement, without penalty, by written notice to the other party. Each subadviser may terminate its Subadvisory Agreement, without penalty, by not less than 90 days' written notice to USAA IMCO. Each Subadvisory Agreement automatically will terminate without penalty in the event of its assignment, as such term is defined in Section 2(a)(4) of the 1940 Act.

         For the USAA Life Growth and Income Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 87 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

         For the USAA Life World Growth Fund, the Adviser has entered into a Subadvisory Agreement with Massachusetts Financial Services Company, which does business with MFS Investment Management (MFS), the Adviser (not the Fund) pays MFS a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of all funds in the USAA family of funds that MFS manages (I.E., the USAA Life World Growth Fund, USAA Investment Trust's International and World Growth Funds, and the international portion of USAA Investment Trust's Cornerstone Strategy Fund), plus 0.225% of the aggregate average net assets for assets over $350 million of all funds in the USAA family of funds that MFS manages. MFS is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

         For the USAA Life Diversified Assets Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management. The Adviser (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the Fund's average daily net assets that Wellington Management manages.

         For the USAA Life Aggressive Growth Fund, the Adviser has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Adviser (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the Fund's average daily net assets that Marsico manages. Marsico is a wholly owned indirect subsidiary of Bank of America Corporation ("BOA"). BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

APPROVAL OF THE ADVISORY AGREEMENT

         The Board at a meeting on May 26, 2004, approved the continuance of the Trust's Advisory Agreement with USAA IMCO, and the continuance of the Trust's Subadvisory Agreements with the Trust's three Subadvisers. In approving the
Advisory Agreement, the Board evaluated, among other things, written and oral information provided by the Adviser and USAA Life in response to a request of outside Trust counsel on behalf of the Board. In approving the Subadvisory Agreements, the Board evaluated, among other things, written and oral information provided by the each Subadviser, in response to a request from outside Trust counsel on behalf of the Board. The Trustees determined, in their business judgment, to approve the continuance of these agreements based on various factors bearing on the nature, scope, quality, cost, and profitability of the services to be provided by the Adviser and the nature, scope, quality, and cost of the services to be provided by each Subadviser and on various conclusions reached, principally including the following:

         o the nature and scope of the advisory services that the Adviser provides to the Trust including matters such as the coordination of the advisory services with the services provided to the Trust by USAA Life pursuant to the Administrative Services Agreement and the services provided by USAA IMCO pursuant to the Underwriting Agreement;

         o the quality of the Adviser's services, on such bases as the investment performance and expense experience for each Fund, on both an absolute and comparative basis, over current and multi-year periods, including comparisons with benchmarks, data for the other funds available as investment options under USAA Life's variable annuity contracts and variable life insurance policies ("contracts"), and certain industry peer data prepared, at the Trust's cost, by an unaffiliated company;

         o a schedule of the advisory fee rate and fee (and expenses) for each Fund, on both an absolute and comparative basis, concluding that it is in the best interest of the Trust that: (i) the Trust serves as an underlying funding medium for contracts marketed by USAA Life primarily to members of USAA; (ii) USAA Life has undertaken to reimburse each Fund for certain operating expenses in excess of a stated rate; (iii) the fee rate for each Fund level is set at a level that can pass along a portion of any economies of scale to contract owners; and (iv) while comparative data are not to be relied on exclusively, the advisory fees (as well as other expenses) of each Fund are within the range paid by similar funds;

         o the fact that the Adviser, in addition to the advisory fees, received benefits through soft dollar practices by which brokers provided research and certain other services to the Adviser in return for being allocated Trust "brokerage" transactions, including information provided by the Adviser regarding the Adviser's practices and an ongoing study and assessment, prepared, at the Trust's costs, by an unaffiliated company, of the degree to which each Fund is receiving "best execution," concluding that the Adviser's practices in this regard did not appear to be inconsistent with the best interest of each Fund. On December 3, 2003, the Board approved IMCO's policy statement with respect to soft dollar and directed brokerage arrangements. This policy authorized, among other things, the directing of brokerage to broker-dealers that will use a portion of the commissions to reduce the expenses of the Funds;

         o the fact that USAA Life, an affiliate of the Adviser, derives benefits by having the Trust serve as an underlying funding medium for contracts offered by USAA Life which are subject to fees and charges payable to USAA Life, including representations by USAA Life that: (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by USAA Life; (ii) those fees and charges do not  duplicate  fees and  expenses  paid by the Trust;  and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either the Trust shares or the contracts, concluding that, while the Trustees are not responsible for the fees and expenses deducted by USAA Life under the contracts funded through Trust, any such benefits to USAA Life, under all the circumstances, did not appear to be inconsistent with the best interest of each Fund;

         o the Adviser's cost in providing advisory services to each Fund, including: (i) the fact that the relatively small size of each Fund has contributed to a lack of profit to the Adviser and necessitated subsidization of the Adviser by USAA Life and (ii) while the Trustees are not responsible for USAA's profitability, the fact that this subsidization, together with the relatively low charge level under the contracts, have contributed to a lack of profit to USAA Life on the contracts funded through the Trust;

         o  information  about  USAA  IMCO's   monitoring,   coordination,   and
overseeing the Subadvisers with regard to such matters as compliance with a Fund's investment objectives, policies, and restrictions;

         o the continuing rationale for the subadvisory arrangement, concluding that as compared to the former arrangement where the Adviser managed each Fund, the subadvisory arrangement provides more benefits for the Trust and its shareholders in terms of accessing investment management capability, experience, and resources;

         o the nature and scope of the services that each Subadviser provides to
the  respective  Funds,   including  changes  in  each  Subadviser's   principal
activities and personnel;

         o information about the processes and procedures of each Subadviser regarding such matters, among others, as code of ethics, trading practices (e.g. brokerage allocation, soft dollars, use of affiliated brokers, trades between Funds, bunching, and allocation of investment opportunities), regulatory compliance, disaster recovery planning, and each Subadviser's D&O/E&O insurance policies;

         o a report on outside Trust counsel's review of the Form ADV filed with the SEC by each Subadviser, concluding that there was no information that appeared inconsistent with the Trust's continued arrangement with each Subadviser; and

         o the forms of the Advisory Agreement and Subadvisory Agreements, including specifications of such matters, among others, as the proposed allocation of service functions between the Adviser and each Subadviser, the advisory and subadvisory fee rates, and related expense caps on Fund expenses set by USAA Life.

         In connection with their deliberation, the Board and the independent Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC and the courts, and followed by the industry, for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its past representation of USAA Life on certain matters in which the Trust does not have a direct interest, is also generally familiar with the USAA Life's products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that the SEC rules would permit USAA Life to "veto" Trustee or contract owner votes for an adviser other than the Adviser under specified circumstances and that the 1940 Act would permit USAA Life to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than the Adviser.

         The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Corporate Governance Committee, and the Audit Committee, monthly distributions of written information and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to continue the Advisory Agreement and Subadvisory Agreements. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

ADMINISTRATIVE SERVICES AGREEMENT

         USAA Life generally administers the affairs of the Trust and provides administrative services to the Funds. USAA Life generally will assist in the Fund's operations (except services related to the distribution of its shares); provide office space, equipment and facilities and necessary personnel to perform clerical, administrative, accounting and executive services not delegated to agents; assist in the selection of, and oversee and coordinate agents of the Trust; permit officers, directors and employees of USAA Life to serve as officers or employees of the Trust; maintain required books and records (including without limitation maintaining the books and records required under the Investment Company Act of 1940); prepare and file tax returns and other required SEC and state Blue Sky filings; prepare and coordinate board materials; provide and maintain an appropriate fidelity bond; calculate the net asset value of each Fund; and provide any other administrative service agreed to by both parties. The Trust has agreed to reimburse USAA Life for providing the services identified in the Administrative Services Agreement subject to a maximum expense ratio for each Fund. Under the Administrative Services Agreement, USAA Life, out of its general account, may, from time to time, and for such periods as it deems appropriate, reimburse certain Trust expenses to the extent that such expenses exceed, on an annual basis, 0.60% of the average net assets ("ANA") of the USAA Life Growth and Income Fund; 0.95% of the ANA of the USAA Life Aggressive Growth Fund; 0.95% of the ANA of the USAA Life World Growth Fund; 0.75% of the ANA of the USAA Life Diversified Assets Fund; and 0.65% of the ANA of the USAA Life Income Fund.

         For the last three fiscal years ended December 31, USAA Life paid, to compensate USAA IMCO for its cost in providing certain administrative services relating to the Trust, the following amounts:

                2002                2003              2004
            $ 304,001            $ 392,747         $ 251,159

         For the last three fiscal years ended December 31, the Trust paid USAA Life the following net amounts, respectively after reimbursement of expenses exceeding amounts set forth above.

                2002                2003              2004
            $  57,724            $ 203,741         $ 155,115

CODES OF ETHICS

         The Funds, the Adviser, and the Subadvisers each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Codes of Ethics at least annually and receives certifications from each Subadviser regarding compliance with the Codes of Ethics annually.

         While the officers and employees of the Adviser, the subadvisers, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in the Codes of Ethics adopted by the respective Adviser, Subadvisers and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio managers and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the respective Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

         The Adviser will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Adviser generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Adviser has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines). However, the Adviser retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Adviser's voting decisions, the Adviser generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Adviser's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Adviser may consider information from many sources, including the Funds' portfolio manager, the Adviser's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Adviser believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Adviser's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Adviser, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Adviser, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Adviser's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Adviser's Investment Strategy Committee will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Adviser's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Adviser's complete proxy voting policies and procedures and summaries of the ISS Guidelines are available (i) without charge, upon request, by calling 1-800-531-8448; (ii) at usaa.com; and (iii) on the SEC's web site at http://www.sec.gov.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2004.

LIFE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio  Manager     Registered Investment Companies       Other Pooled Investment Vehicles            Other Accounts
                     Number of accounts   Total assets      Number of accounts   Total assets    Number of accounts  Total assets
------------------------------------------------------------------------------------------------------------------------------------

Margaret Weinblatt   6*                   $2,862,807,799*   0                    $0              0                  $0


* Four of the six accounts with total assets of $2,821,973,865 have advisory fees based on the performance of the account.


LIFE GROWTH AND INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio  Manager     Registered Investment Companies       Other Pooled Investment Vehicles              Other Accounts
                     Number of accounts   Total assets      Number of accounts   Total assets     Number of accounts  Total assets
------------------------------------------------------------------------------------------------------------------------------------

Matthew E. Megargel  19                   $5,442,000,000    15                   $1,037,000,000  33*                $2,824,000,000*
Francis J. Boggan     9                   $1,134,000,000     7                   $  360,000,000  13                 $  588,000,000
Maya K. Bittar       17                   $5,369,000,000    15                   $1,037,000,000  34                 $2,825,000,000
Jeffrey L. Kripke    17                   $5,370,000,000    15                   $1,037,000,000  42**               $2,823,000,000**


* Four of the 33 accounts with total assets of $358,000,000 have advisory fees based on the performance of the account.

** Four of the 42 accounts with total assets of $358,000,000 have advisory fees based on the performance of the account.


LIFE WORLD GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles             Other Accounts
                     Number of accounts   Total assets      Number of accounts   Total assets     Number of accounts  Total assets
------------------------------------------------------------------------------------------------------------------------------------

David R. Mannheim    10                   $4,316,997,542    6                    $974,965,299    59*                $8,703,610,557*

* Six of the 59 accounts with total assets of $1,148,647,600 have advisory fees based on the performance of the account.

LIFE DIVERSIFIED ASSETS FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager      Registered Investment Companies        Other Pooled Investment Vehicles             Other Accounts
                     Number of accounts   Total assets      Number of accounts   Total assets     Number of accounts  Total assets
------------------------------------------------------------------------------------------------------------------------------------

Margaret Weinblatt         6*             $2,862,807,799*    0                   $0              0                 $0
Matthew E. Megargel       19              $5,442,000,000    15                   $1,037,000,000  33**              $2,824,000,000**
Francis J. Boggan          9              $1,134,000,000     7                   $  360,000,000  13                $  588,000,000
Maya K. Bittar            17              $5,369,000,000    15                   $1,037,000,000  34                $2,825,000,000
Jeffrey L. Kripke         17              $5,370,000,000    15                   $1,037,000,000  42***             $2,823,000,000***

* Four of the six accounts with total assets of $2,821,973,865 have advisory fees based on the performance of the account.

** Four of the 33 accounts with total assets of $358,000,000 have advisory fees based on the performance of the account.

*** Four of the 42 accounts with total assets of $358,000,000 have advisory fees based on the performance of the account.


LIFE AGGRESSIVE GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager      Registered Investment Companies         Other Pooled Investment Vehicles          Other Accounts
                     Number of accounts   Total assets      Number of accounts   Total assets    Number of accounts  Total assets
------------------------------------------------------------------------------------------------------------------------------------

Thomas Marsico       29                   $22,001,397,000   11                   $1,044,513,000  167                 $16,996,826,000

As of December 31, 2004, Mr. Marsico managed no accounts subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account ("performance fee").

CONFLICTS OF INTEREST

USAA

         Margaret Weinblatt, who manages the Life Income Fund and a portion of the Life Diversified Assets Fund is employed by IMCO as a portfolio manager for these two Funds, and she provides portfolio management services for all or a portion of four other funds in USAA's retail fund family. Ms. Weinblatt provides portfolio management services only to these six registered investment companies, and does not manage any private accounts or unregistered mutual funds. These four retail funds have a performance fee component that could increase or decrease the compensation that IMCO receives as the investment adviser of those Funds depending on each Fund's performance relative to an industry benchmark. Neither the USAA Life Income Fund nor the USAA Life Diversified Assets Fund have a performance fee component to the advisory fee earned by IMCO. Two of the retail funds managed by Ms. Weinblatt have the same investment objective and permissible investments as the Life Income Fund and the Life Diversified Assets Fund.

         Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

         Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

         The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Life Investment Trust also routinely review and compare the performance of the two USAA Life Funds with the performance of the two retail funds with the same investment objectives and permissible investments to seek to ensure that the portfolio manager does not systematically allocate investment opportunities in a manner that would be more beneficial to the retail funds than to the Life Income Fund or the Life Diversified Assets Fund.

         As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. IMCO's compliance department monitors a variety of areas to ensure compliance with IMCO's written policies, including monitoring each fund's compliance with its investment objective and investment policies, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with IMCO's written policies and procedures.

WELLINGTON MANAGEMENT

         The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the investment professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

MFS

         MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

         MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

MARSICO

         Portfolio managers at Marisco typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the USAA Life Aggressive Growth Fund based on the
investment  objectives,   policies,  practices  and  other  relevant  investment
considerations  that the  managers  believe are  applicable  to that  portfolio.
Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marisco often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marisco's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marisco's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marisco has adopted policies and procedures for allocating such transactions across multiple accounts. Marisco's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marisco's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marisco has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marisco monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION

USAA

         IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio man-ager compared to each Fund's benchmark. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe.

         In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

WELLINGTON MANAGEMENT

         Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended December 31, 2004.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary of Mr. Megargel, as a partner of Wellington Management, is determined by the Managing Partners of the firm. It is generally a fixed amount that may change as a result of an annual review. For the other Investment Professionals identified in the Funds' prospectus, who are not Partners of Wellington Management, the Investment Professional's base salary is determined by the Investment Professional's experience and performance in the role. Salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from portfolios for which they have portfolio management responsibility, including the Fund. Each Investment Professional's incentive on the Fund is additionally linked to the gross pre-tax performance of the [Fund/portion of the Fund] Wellington Management manages compared to the benchmark identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks, peer groups, time periods, and rates may differ) to other portfolios managed by the Investment Professionals. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan.

    FUND                                     BENCHMARK INDEX AND/OR PEER GROUP

    USAA LIFE GROWTH AND INCOME FUND
       Bittar and Kripke                     Russell 1000 Index
       Megargel and Boggan                   Target Mid Cap 750 Index

    USAA LIFE DIVERSIFIED ASSETS FUND
       Bittar, Kripke, and Megargel          Russell 1000 Index
       Boggan                                Target Mid Cap 750 Index
MFS

  Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  o  Base Salary - Base salary represents a relatively  smaller   percentage  of
     portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

  o The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

  o The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

MARSICO

         Marisco's portfolio managers are generally subject to the compensation structure applicable to all Marisco employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marisco's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marisco.

         Although Marisco may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marisco seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Maricso's Investment Team, contributions to Marisco's overall investment performance, discrete securities analysis, and other factors.

         In addition to his salary and bonus, Mr. Marsico may participate in other Marisco benefits to the same extent and on the same basis as other Marisco employees.

PORTFOLIO OWNERSHIP

         As of the fiscal year ended December 31, 2004, no portfolio manager of any of the Funds beneficially owned any securities of the Fund in which they managed.

         Marisco Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by Marisco.

                          PORTFOLIO HOLDINGS DISCLOSURE

         The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the Securities and Exchange Commission on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. Forms N-CSR and N-Q typically are mailed to shareholders within 60 days after the end of the relevant reporting period and filed with the SEC soon thereafter. This general policy shall not apply, however, in the following instances:

  o Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds, such as auditors (Ernst & Young
     LLP), attorneys (Foley & Lardner LLP and Kirkpatrick & Lockhart), and Access Persons under the Funds' Joint Code of Ethics;

  o Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, such as custodians (State Street Bank and Trust Company), accounting agents (State Street Bank and Trust Company), securities lending agents (Metropolitan West Securities LLC), subadvisers, rating agencies (Standard & Poor's Ratings Group, Moody's Investor Service, Dominion Bond Rating Service, Fitch Ratings, and A.M. Best), mutual fund evaluation services (Lipper Inc. and FactSet Research Systems, Inc.), and proxy voting agents (Institutional Shareholder Services, Inc.);

  o As determined by the Fund's Chief Compliance Officer, USAA Securities Counsel, or their designees, in accordance with the procedures discussed below; and

  o  As required by law or a regulatory body.

         If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Analytical Services and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

         The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

         To ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders and to address any conflict of interest, any person or entity which does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), USAA Securities Counsel, or their designee(s) who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, or their designee(s) pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy. The Board of Trustees will review the report and take any actions deemed necessary.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2005, the Separate Accounts owned of record the percentages of each Fund's outstanding shares attributable to the Contracts and Policies as shown below. The Separate Accounts are located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

                     Income Fund                   100%
                     Growth and Income Fund        100%
                     World Growth Fund             100%
                     Diversified Assets Fund       100%
                     Aggressive Growth Fund        100%

         Contract Owners and Policy Owners may be deemed to beneficially own shares of one or more of the Funds, to the extent that they are given the right to provide voting instructions with regard to shares in those Funds. The Trust knows of no other persons who, as of March 31, 2005, held of record or owned beneficially 5% or more of either Fund's shares.

         As of March 31, 2005, the Trustees and officers, as a group, owned less than 1% of the Trust's outstanding voting securities through any Contract or Policy.

                              FINANCIAL STATEMENTS

         The most recent audited financial statements for each Fund of the Trust and the report of the Trust's independent auditor thereon, are incorporated into this SAI by reference to the Trust's Annual Report dated December 31, 2004.

         Only those sections of the Annual Report that are specifically identified immediately below are incorporated by reference into the SAI:

          Independent  Auditors'  Report
          Portfolios  of  Investments
          Notes  to Portfolios  of  Investments
          Statements  of  Assets  and  Liabilities
          Statements of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AA THROUGH CAA. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP ("S&P")

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS ("FITCH")

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-) SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated

         AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

(HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the olibgation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the olibgation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2.   SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1       Issuers  rated  Prime-1  (or   supporting   institutions)  have  a
              superior ability for repayment of short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG This designation denotes acceptable credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which
               is considered only just adequate.   The liquidity and debt ratios
               of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST CO., INC.

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

                           USAA LIFE INVESTMENT TRUST

PART C.  OTHER INFORMATION

ITEM 22. Exhibits

  Exhibit
  No.                      Description of Exhibits


  (a)   (i)    Certificate of Trust of USAA Life Investment Trust. /1/

        (ii)   Master Trust Agreement of USAA Life Investment Trust. /7/

        (iii) Amendment to Master Trust Agreement of USAA Life Investment Trust. /5/

        (iv) Second Amendment to Master Trust Agreement of USAA Life Investment Trust. /7/

  (b)   Bylaws of USAA Life Investment Trust. /2/

  (c)   Not Applicable.

  (d)   (i)    Investment Advisory Agreement by and between USAA Life
               Investment Trust and USAA Investment Management Company dated
               November 1, 2002. /12/

        (ii) Amended and Restated Subadvisory Agreement by and between USAA Investment Management Company and Massachusetts Financial Services Company with respect to the USAA Life World Growth Fund dated June 1, 2003. /13/

        (iii) Amended and Restated Subadvisory Agreement by and between USAA Investment Management Company and Wellington Management Company, LLP with respect to the USAA Life Diversified Assets Fund and USAA Life Growth and Income Fund dated June 1, 2003. /13/

        (iv) Amended and Restated Subadvisory Agreement by and between USAA Investment Management Company and Marsico Capital Management, LLC with respect to the USAA Life Aggressive Growth Fund dated June 1, 2003. /13/

  (e)   (i)    Underwriting Agreement dated May 1, 2003. /13/

  (f)   Not Applicable.

  (g)   (i)    Amended and Restated Custodian Agreement by and between USAA
               Life Investment Trust and State Street Bank and Trust Company dated July 2, 2001. /11/

  (h)   (i)    Transfer Agent  Agreement by and between USAA Life Investment
               Trust and USAA Life Insurance Company dated December 15, 1994.
               /7/

        (ii) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company dated February 7, 1997, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for the Aggressive Growth and International Funds. /7/

        (iii) Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company dated February 18, 1998. /7/

        (iv) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 6, 2005. /14/

        (v)    Administrative Services Agreement dated May 1, 2003. /13/

  (i)   (i)    Opinion of Counsel concerning the USAA Life Money Market,
               USAA Life Income, USAA Life Growth and Income, USAA Life World
               Growth, and USAA Life Diversified Assets Funds. /3/

        (ii) Opinion of Counsel concerning the USAA Life Aggressive Growth and USAA Life International Funds. /5/

        (iii) Consent of Counsel concerning the USAA Life Income, USAA Life Growth and Income, USAA Life World Growth, USAA Life Diversified Assets, and USAA Life Aggressive Growth Funds. /14/

  (j) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. /14/

  (k)   Not Applicable.

  (l)   (i)    Subscription  Agreement by and between USAA Life  Insurance
               Company and USAA Life Investment Trust, with respect to its USAA Life Money Market, USAA Life Income, USAA Life Growth and Income, USAA Life World Growth and USAA Life Diversified
               Assets Funds dated December 16, 1994. /2/

        (ii) Ratification of Subscription Agreement Modification, approved by the Trust's Board of Trustees on November 30, 1995. /4/

        (iii) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its USAA Life Aggressive Growth and USAA Life International Funds dated February 7, 1997. /5/

  (m)   Not Applicable.

  (n)   Not Applicable.

  (o)   Reserved.

  (p)   Code of Ethics
        (i)    USAA Life  Investment  Trust and USAA  IMCO.  /14/
        (ii)   Massachusetts Financial Services Company /14/
        (iii)  Marsico  Capital  Management,  LLC /14/
        (iv)   Wellington Management Company, LLP /14/

  (q)  Powers of Attorney
        (i)    Powers of Attorney for Kristi A. Matus and David Holmes. /14/
        (ii) Powers of Attorney for Neil H. Stone and Gary W. West. (filed herewith)

/1/  Previously   filed   with   the  initial  filing,  on  August  1, 1994,  of
     Registrant's Form N-1A Registration Statement.

/2/ Previously filed on December 22, 1994, with Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

/3/ Previously filed on July 3, 1995, with Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement.

/4/ Previously filed on April 29, 1996, with Post-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement.

/5/ Previously filed on February 14, 1997, with Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement.

/6/ Previously filed April 29, 1997, with Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

/7/ Previously filed on March 3, 1998, with Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement.

/8/ Previously filed on February 26, 1999, with Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement.

/9/ Previously filed on April 28, 2000, with Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement.

/10/ Previously filed on April 30, 2001, with  Post-Effective Amendment No. 9 to
     Registrant's Form N-1A Registration Statement.

/11/ Previously filed on April 26, 2002, with Post-Effective Amendment No. 10 to
     Registrant's Form N-1A Registration Statement.

/12/ Previously filed on February 28, 2003, with Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement.

/13/ Previously filed on March 1, 2004, with Post-Effective  Amendment No. 12 to
     Registrant's Form N-1A Registration Statement.

/14/ Previously filed on March 1, 2005, with  Post-Effective Amendment No. 13 to
     Registrant's Form N-1A Registration Statement.

ITEM 23. Persons Controlled by or Under Common Control with Registrant

         No person is controlled by Registrant. All of the outstanding shares of beneficial interest of Registrant are owned of record by USAA Life Insurance Company ("USAA Life"), which is a wholly owned subsidiary of United Services Automobile Association ("USAA"), and the Separate Account and the Life Insurance Separate Account of USAA Life Insurance Company (the "Separate Accounts"), segregated asset accounts of USAA Life. Information pertaining to persons controlled by or under common control with registrant is hereby incorporated by reference to the section captioned "Principal Holders of Securities" in the Statement of Additional Information.

ITEM 24. Indemnification

         Indemnification against liability is provided to the Trustees and officers of the Registrant, the underwriter of the Registrant, and the following affiliated persons of the Registrant, in the following ways:

     (a) Directors' and Officers' Liability Policy: The Registrant and its Trustees and officers are covered under a joint liability insurance policy ("policy") along with USAA Investment Management Company ("USAA IMCO"), other mutual funds managed by USAA IMCO, and USAA Shareholder Account Services. The policy insures against errors and omissions as described therein.

     (b)  Indemnification  under the Master Trust Agreement,  as amended:  Under
          Article V of the Registrant's Master Trust Agreement (incorporated herein by reference to Exhibit (a) (ii) of this Registration Statement), the Registrant has agreed to indemnify any Shareholder or former Shareholder, and each of its Trustees and officers, including persons serving at the Registrant's request as Directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against liability as specified therein.

     (c) Indemnification under the Underwriting Agreement: Under Sections 5 and 6 of the Underwriting Agreement between the Registrant and USAA IMCO (incorporated herein by reference to Exhibit (e)(i) of this Registration Statement), USAA IMCO has agreed to indemnify the Registrant and each of its Trustees and officers, and each person, if any, who controls the Registrant against liability as specified therein, and the Registrant has agreed to indemnify USAA IMCO and each of its directors and officers against liability as specified therein.

     (d)  Indemnification  under the Amended and Restated  Custodian  Agreement:
          Under Section 2.8(5) and Section 14 of the Amended and Restated Custodian Agreement by and between the Registrant and State Street Bank and Trust Company ("State Street") (incorporated herein by reference to Exhibit (g)(i) of this Registration Statement), State Street has agreed to be responsible to the Registrant for negligence or misconduct, as specified therein. Under Section 4.10, any foreign banking institution employed by the Custodian ("Sub-Custodian") shall indemnify State Street and the Registrant, against liability as specified therein. Under Section 4.12, the Custodian has agreed to be liable for the acts or omissions of a foreign banking institution as specified therein.

     (e)  Indemnification under the Transfer Agent Agreement,  as amended: Under
          Section 12 of the Transfer Agent Agreement between the Registrant and USAA Life (incorporated herein by reference to Exhibit (h)(i) of this Registration Statement), USAA Life has agreed to indemnify the Registrant against liability as specified therein, and the Registrant shall indemnify USAA Life against liability as specified therein.

    (f) Indemnification under the Distribution and Administration Agreement, as amended: Under Section 13 of the Distribution and Administration Agreement by and between USAA Life and USAA IMCO (incorporated herein by reference to Exhibit 3 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of the Separate Account, filed on April 29, 1998), USAA Life, on its own behalf and on behalf of the Separate Account, has agreed to indemnify USAA IMCO, its agents, employees and any person who controls USAA IMCO, against liability as specified therein, and USAA IMCO has agreed to indemnify USAA Life, its Directors and officers, the Separate Account, and any person who controls USAA Life, against liability as specified therein.

     (g)  Indemnification  under  the  Bylaws  of USAA  Life as  amended:  Under
          Article IX of the Bylaws of USAA Life (incorporated herein by reference to Exhibit 6(b) of Post Effective Amendment No. 9, filed on March 1, 2002, of the Form N-4 Registration Statement of the Separate Account), USAA Life has agreed to indemnify any Director, officer, former Director or former officer of USAA Life against liability as specified therein.

     (h) Indemnification under the Delaware Statutory Trust Act: Under Section 3803(b) of the Delaware Statutory Trust Act, except to the extent otherwise provided in the governing instrument of a statutory trust, a Trustee, when acting in such capacity, is not personally liable to any person other than the statutory trust or a beneficial owner for any act, omission or obligation of the business trust or any Trustee thereof.

         Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25. Business and Other Connections of Investment Adviser

         Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

         With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the USAA Life Growth and Income Fund and USAA Life Diversified Assets Fund. The information required by this Item 25 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the USAA Life Aggressive Growth Fund. The information required by this Item 25 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(c) Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the USAA Life World Growth Fund. The information required by this Item 25 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

ITEM 26. Principal Underwriters

     (a) USAA IMCO acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. USAA IMCO, an affiliate of USAA, also serves as principal underwriter for the Separate Accounts, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

     (b) Set forth below is information concerning each director and executive officer of USAA IMCO.

NAME AND PRINCIPAL          POSITION AND OFFICES         POSITION AND OFFICES
 BUSINESS ADDRESS*          WITH UNDERWRITER                WITH REGISTRANT

Christopher W. Claus        Chief Executive Officer,     Senior Vice President
9800 Fredericksburg Road    President, Director, and
San Antonio, TX 78288       Chairman of the
                            Board of Directors

Mark S. Howard              Senior Vice President,       Secretary
9800 Fredericksburg Road    Life/IMCO/FPS General
San Antonio, TX 78288       Counsel and Secretary

David M. Holmes             Senior Vice President,       Treasurer
9800 Fredericksburg Road    Senior Financial Officer,
San Antonio, TX 78288       and Treasurer

Clifford A. Gladson         Senior Vice President,       Vice President
9800 Fredericksburg Road    Fixed Income Investments
San Antonio, TX 78288

Jeffrey D. Hill             Assistant Vice President,    Chief Compliance
9800 Fredericksburg Road    Mutual Funds Compliance      Officer
San Antonio, TX 78288

Mark S. Rapp Senior         Vice President,              None
9800 Fredericksburg Road    Marketing
San Antonio, TX 78288

Terri L. Luensmann          Senior Vice President        None
9800 Fredericksburg Road    Investment Operations
San Antonio, TX 78288

* The principal business address for all of the above directors and officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.


         (c)      Not Applicable.

ITEM 27. Location of Accounts and Records

         The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

(1)      USAA Life Insurance Company
         9800 Fredericksburg Road
         San Antonio, Texas 78288

(2)      USAA Investment Management Company
         10750 Robert F. McDermott Freeway
         San Antonio, Texas 78288

(3)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

(4)      Wellington  Management  Company,  LLP
         75 State Street
         Boston, Massachusetts 02109   (records  relating to its  functions as a
         subadviser with respect to the USAA Life Growth and Income Fund and USAA Life Diversified Assets Fund)

(5)      Marsico Capital Management, LLC
         1200 17th Street Suite 1600
         Denver, Colorado 80202  (records   relating  to   its  functions  as  a
         subadviser  with respect to the USAA Life Aggressive Growth Fund)

(6)      Massachusetts Financial Services Company
         500 Boylston Street
         Boston, Massachusetts 02116, (records relating to its functions as a subadviser with respect to the USAA Life World Growth Fund)

ITEM 28. Management Services

         Not Applicable.

ITEM 29. Undertakings

         Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to it registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 29th day of April, 2005.

                                                   USAA LIFE INVESTMENT TRUST


                                          BY:      Kristi A. Matus*
                                                  ______________________________
                                                  Kristi A. Matus
                                                  President and Principal
                                                  Executive Officer


     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

   (SIGNATURE)                     (TITLE)                          (DATE)


 Kristi A. Matus*
------------------------    President and Chairman of the         April 29, 2005
Kristi A. Matus                Board of Trustees
                            (Principal Executive Officer)


 David Holmes*                (Principal Financial and            April 29, 2005
------------------------         Accounting Officer)
David Holmes


 Neil H. Stone*
------------------------              Trustee                     April 29, 2005
Neil H. Stone


 Gary W. West*
------------------------              Trustee                     April 29, 2005
Gary W. West




*By:  /s/ Mark S. Howard
      ----------------------
      Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated February 24, 2005 and February 25, 2005, incorporated by reference to Post Effective Amendment No. 13, and filed with Securities and Exchange Commission on March 1, 2005, and Powers of Attorney dated February 25, 2005, and February 28, 2005, filed herewith.

EXHIBIT

NO. DESCRIPTION OF EXHIBITS                                             PAGE NO.

   (q)         Powers of Attorney
          (ii) Powers of Attorney for Neil H. Stone and Gary W. West        93